EXHIBIT 10.15

This ASSET PURCHASE AGREEMENT (“Agreement”), dated as of October 2, 2006 (“Effective Date”), is entered into by and between Bovie Medical Corporation, a Delaware corporation (the "Buyer"), and Lican Developments, Ltd., an Ontario, Canada corporation ("Seller").

WITNESSETH:

WHEREAS, Seller is in the business of creating, engineering and developing intellectual property related to medical devices, for commercialization in the United States, Canada, and elsewhere in the world, and is to transfer certain Assets (as such term and each other capitalized term used herein without definition is defined in Section 7.1) to the Buyer pursuant to this Agreement; and

WHEREAS, the Buyer wishes, on or about November 10, 2006 (“Expected Closing Date”) to purchase or acquire (directly or indirectly through subsidiaries) from Seller, and Seller wishes to sell, assign and transfer to the Buyer, certain Fixed Assets and Intangible Assets (as such terms are defined below) held in connection with, necessary for, or material to Seller’s business and operations (the "Business"), and the Buyer has agreed to assume (directly or indirectly through its subsidiaries) the Assumed Liabilities, all for the Purchase Price and upon the terms and subject to the conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants, representations and warranties made herein, and of the mutual benefits to be derived hereby, the sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

ARTICLE I

SALE AND PURCHASE OF THE ASSETS

1.1. Assets. Subject to and upon the terms and conditions set forth in this Agreement, at the Closing, Seller will sell, transfer, convey, assign and deliver to the Buyer, and the Buyer will purchase or acquire from Seller, all right, title and interest of Seller in and to (i) the fixed assets listed on schedule 1.1 (the “Fixed Assets”) and (ii) the intangible assets (including goodwill) listed on Schedule 1.1 (the “Intangible Assets”), whether real, personal or mixed, whether accrued, contingent or otherwise and whether now existing or hereinafter acquired primarily relating to or used or held for use in connection with the Business as the same may exist on the Closing Date (collectively, the "Assets"), including all those items described below, as further set forth on Schedule 1.1:

(a) all machinery, equipment, furniture, furnishings, tools, dies, molds and parts and similar property (including, but not limited to, any of the foregoing purchased subject to any conditional sales or title retention agreement in favor of any other Person);

(b) all inventories of raw materials, work in process, finished products, goods, spare parts, replacement and component parts, and office and other supplies (collectively, the "Inventories"), including Inventories held at any location controlled by Seller, Inventories previously purchased and in transit to Seller at such locations;

(c) all Intellectual Property and all rights thereunder or in respect thereof primarily relating to or used or held for use in connection with the Business, including, but not limited to, rights to sue for and remedies against past, present and future infringements thereof, and rights of priority and protection of interests therein under the laws of any jurisdiction worldwide and all tangible embodiments thereof (together with all Intellectual Property rights included in the other clauses of this Section 1.1, the "Intellectual Property Assets");

(d) all books, records, files, manuals and other materials (in any form or medium), including, without limitation, correspondence, photographs, production data, purchasing materials and records, personnel records, manufacturing and quality control records and procedures, blueprints, research and development files, records, data and laboratory books, Intellectual Property disclosures, accounting records, and other files, related to the Assets;

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(e) to the extent their transfer is permitted by law, all Governmental Approvals (including but not limited to Seller’s manufacturing ISO certifications), including all applications therefor;

 (f) all rights to causes of action, lawsuits, judgments, claims and demands of any nature available to or being pursued by Seller with respect to the Business or the ownership, use, function or value of any Asset, whether arising by way of counterclaim or otherwise;

(g) all guarantees, warranties, indemnities and similar rights in favor of Seller with respect to any Asset;

(h) Seller’s permission for, cooperation with, and support of Buyer’s hiring and employing Seller’s organized, ISO-certified workforce consisting of Seller’s former and current Employees; and

(i) Henvil Corp.’s assignable right to all or any portion of the commercial space leased by Henvil Corp. from L&M COCO Construction Ltd. (“Landlord”) being approximately 4,375 square feet municipally located at 3180 Grand Marais Blvd. E., Windsor, Ontario, N8W 4W5 (“Lease”);

Subject to the terms and conditions hereof, at the Closing, the Assets shall be transferred or otherwise conveyed to the Buyer free and clear of all liabilities, obligations, liens and encumbrances excepting only Assumed Liabilities, Liens listed on Schedule 3.1.11, and Permitted Liens.

1.2. Excluded Assets. The Seller will retain and not transfer, and Buyer will not purchase or acquire, the following assets (collectively, the "Excluded Assets"):

(a) the assets listed on Schedule 1.2;

(b) the name and mark "Lican Developments, Ltd.," in whole or in part;

(c) all cash and cash equivalents held by Seller on the Effective Date;

(d) any and all accounts receivable of the Seller; and

(e) any other assets of the Seller not otherwise set out in Section 1.1.

ARTICLE II

THE CLOSING

2.1. Place and Date. The closing of the sale and purchase of the Assets (the “Closing”) shall take place on the 2nd day of October, 2006, at the offices of Buyer, or at such other time, place, and manner, as the Parties may agree.  The day on which the Closing actually occurs is herein sometimes referred to as the "Closing Date."

2.2. Purchase Price. On the terms and subject to the conditions set forth in this Agreement, the Buyer agrees to pay or cause to be paid to Seller: (i) an aggregate of Three Hundred and Fifty Thousand Dollars ($350,000), (ii) subject to American Stock Exchange listing approval, a grant to Seller of Two Hundred Thousand (200,000) shares of Bovie Medical Corporation (AMEX:BVX) restricted stock, subject to the vesting schedule described below, (iii) a grant to Seller of up to an aggregate of One Hundred and Fifty Thousand (150,000) BVX shares of restricted stock (conditioned on terms set forth below), (iv) royalty payments of Two-and-One-Half Percent (2.5%) on Buyer’s Net Sales of “Tip on Tube” Products and “RF Skin Resurfacing” Products, as set forth below, and (vi) royalty payments of Three Percent (3%) on Buyer’s Net Sales of “SEAL-N-CUT” Products and “MODULLION” Products, as set forth below (collectively, the "Purchase Price"), and to assume or cause Buyer’s subsidiary to assume, the Assumed Liabilities as provided in Section 2.4.  The Purchase Price shall be payable to Seller as follows:

(a) On the Closing Date, by wire transfer, One Hundred and Fifty Thousand Dollars ($150,000) in immediately available funds to Seller’s bank account set forth on Schedule 2.2(a);

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(b) No later than thirty (30) days after each of the first four (4) anniversaries of the Closing Date, by wire transfer, Fifty Thousand Dollars ($50,000) in immediately available funds to Seller’s bank account set forth on Schedule 2.2(a); provided, however, that if Buyer fails to render the payments set forth in this Section 2.2(b) after a thirty (30) day grace period immediately following the due date of each such payment, Seller shall be entitled to an immediate vesting of all remaining unvested shares of restricted BVX stock set forth in Section 2.2(c);

(c) Subject to the provisions of Section 7.7(d), no later than thirty (30) days after the Closing Date, Two Hundred Thousand (200,000) shares of restricted BVX stock, vesting over a four (4) year period as follows: Forty Percent (40%) or 80,000 shares immediately vested, and Twenty Percent (20%) or 40,000 shares vested at each of the first three (3) anniversaries of the Closing Date; provided, however, Seller shall hold all such vested shares for a period of at least one (1) year before Seller may sell or transfer them;

(d) No later than forty-five (45) days after each of the events set forth in subsections (i)-(vi), below (the occurrence of which vests the corresponding number of shares of restricted BVX stock), the number of such shares specified, for an aggregate of up to One Hundred and Fifty Thousand (150,000) such shares; provided, however, Seller shall hold all such vested shares for a period of at least one (1) year before Seller may sell or transfer them :

(i)   Forty Thousand (40,000) shares upon Buyer obtaining a 510(k) FDA marketing clearance for the “SEAL-N-CUT” Product;

(ii)   Forty Thousand (40,000) shares upon Buyer obtaining a 510(k) FDA marketing clearance for the “MODULLION” Product;

(iii)  Seventeen Thousand Five Hundred (17,500) shares upon Buyer attaining a total of One Million Dollars ($1,000,000) in Net Sales of the “SEAL-N-CUT” Product;

(iv)  Seventeen Thousand Five Hundred (17,500) shares upon Buyer attaining a total of One Million Dollars ($1,000,000) in Net Sales of the “MODULLION” Product;

(v)   Seventeen Thousand Five Hundred (17,500) shares upon Buyer attaining a total of Three Million Dollars ($3,000,000) in Net Sales of the “SEAL-N-CUT” Product; and

(vi)  Seventeen Thousand Five Hundred (17,500) shares upon Buyer attaining a total of Three Million Dollars ($3,000,000) in Net Sales of the “MODULLION” Product.

(e) Royalty payments of Two-and-One-Half Percent (2.5%) on Buyer’s Net Sales of “Tip on Tube” Products, as further set forth in Schedule 2.2(e);

(f) Royalty payments of Two-and-One-Half Percent (2.5%) on Buyer’s Net Sales of “RF Skin Resurfacing” Products, as further set forth in Schedule 2.2(f);

(g) Royalty payments of Three Percent (3%) on Buyer’s Net Sales of “SEAL-N-CUT” Products, as further set forth in Schedule 2.2(g); and

(h) Royalty payments of Three Percent (3%) on Buyer’s Net Sales of “MODULLION” Products, as further set forth in Schedule 2.2(h).

(i) In addition to the foregoing, after Buyer obtains the applicable 510(k) FDA marketing clearances, Buyer shall pay Seller royalty payments of Two Percent (2%) on Buyer’s Net Sales of “Morscellator” Products and “Focused Ultrasonic Energy” Skin and Tissue Products, as further set forth in Schedule 2.2(i).

The Parties agree and acknowledge that Steve Livneh’s on-going personal services, and fulfillment of his obligations, under the “Livneh Employment Agreement” (set forth in Section 5.2.5(a), below) are (w) a material inducement for Buyer to enter into this Agreement, (x) a condition precedent to the Seller’s attainment of each of the elements of the Purchase Price set forth in this Section 2.2 (including all subsections (a)-(i), except (b)), (y) a condition precedent to the vesting of shares of restricted BVX stock under subsections 2.2(c) and 2.2(d), and (z) a condition subsequent to the right to receive royalty payments under subsections 2.2(e)-(i) hereof.  With regard to Seller’s right to receive royalty payments hereunder, a failure of the condition subsequent in the preceding subsection (z) (i.e., termination for cause or non-renewal of the Livneh Employment Agreement resulting in less than a total of five (5) years of continuous service thereunder) will permit Buyer to reduce such royalty payments by Fifty Percent (50%).

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The provisions of the foregoing paragraph concerning Steve Livneh’s performance under the Livneh Employment Agreement shall not apply if Buyer (or its Affiliate employing Steve Livneh under that agreement) (i) terminates the Livneh Employment Agreement without cause, (ii) fails to renew the Livneh Employment Agreement for an additional two (2) years beyond the initial 3-year term, as provided therein, or (iii) both materially and adversely modifies Steve Livneh’s title, location of employment, definitions or compensation, under the Livneh Employment Agreement, without his written consent.  In the event of a termination of the Livneh Employment Agreement due to Steve Livneh’s death as set forth under Section 11(a) thereof, Buyer shall (1) pay to Seller Fifty Percent (50%) of the royalty payments due and payable under this Section 2.2, which royalty payments are earned and in effect as of the date of such termination for death, and Buyer shall immediately accelerate the vesting of any remaining unvested shares of restricted BVX stock set forth in Section 2.2(c), if any.

From and after the Effective Date the Buyer shall be solely responsible for any and all costs and expenses associated with all provisional patent applications being purchased hereunder.

2.3. Allocation of Purchase Price. (a) The Parties agree to allocate the aggregate of the Purchase Price and the Assumed Liabilities acquired from Seller in accordance with an allocation schedule to be prepared by the Buyer.  Such allocation schedule shall be prepared in accordance with section 1060 of the Code.

(b) The Purchase Price allocated to Assets in the United States pursuant to Section 2.3(a) shall be allocated among the Assets in accordance with an allocation schedule to be prepared by the Buyer.  Such allocation schedule shall be prepared in accordance with section 1060 of the Code.  The Purchase Price allocated to the Assets in Canada pursuant to Section 2.3(a) shall be allocated among the Assets in such country in accordance with an allocation schedule to be prepared by the Buyer.  Such allocation schedule shall be prepared in accordance with the requirements of the applicable tax laws of Canada and the United States.

(c) In connection with the determination of the foregoing allocation schedules, the Parties shall cooperate with each other and provide such information as any of them shall reasonably request. The Parties will each report the federal, state and local and other Tax consequences of the purchase and sale contemplated hereby (including the filing of Internal Revenue Service Form 8594 by the Buyer) in a manner consistent with such allocation schedules.

2.4. Assumption of Liabilities. Subject to the terms and conditions set forth herein, at the Closing, the Buyer shall assume and agree to pay, honor and discharge when due all of the following liabilities relating to the Assets and arising on or after the Closing Date (collectively, the "Assumed Liabilities"):

(a) any and all liabilities, obligations and commitments relating exclusively to the Assets that are incurred after the Closing Date except for (A) liabilities related to product liability claims, (B) liabilities for Taxes relating to or arising out of the Business accruing, or with respect to any event or time period occurring, at or prior to Closing, (C) liabilities in respect of Employees;

(b) any and all liabilities, obligations and commitments (x) arising out of the agreements, contracts and commitments set forth on the Schedule 3.1.12(a) (or not required to be set forth therein because of the amount involved), but not including any obligation or liability for any breach thereof occurring prior to the Closing Date or (y) listed on Schedule 2.4(b);

(c) liabilities in respect of Transferred Employees to the extent specifically and expressly assumed by Buyer pursuant to Article VI of this Agreement; and

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(d) any and all liabilities, obligations and commitments of the Seller relating to the Lease of the premises from which the Business is currently being conducted including, without limitation, the payment of rent and all utilities.

2.5. Excluded Liabilities. Notwithstanding the provisions of Section 2.4 or any other provision hereof or any schedule or exhibit hereto and regardless of any disclosure to the Buyer, the Buyer shall not assume any liabilities, obligations or commitments of Seller relating to or arising out of either the operation of the Business or the ownership of the Assets prior to the Closing Date other than the Assumed Liabilities (the "Excluded Liabilities").

2.6. Consent of Third Parties. Notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute an agreement to assign or transfer any Governmental Approval, instrument, contract, lease, permit or other agreement or arrangement (collectively, “Party Right”) or any claim, right or benefit arising thereunder or resulting therefrom if an assignment or transfer or an attempt to make such an assignment or transfer without the consent of a third party would constitute a breach or violation thereof or affect adversely the rights of the Buyer or Seller thereunder; and any transfer or assignment to the Buyer by Seller of any interest under any such Party Right that requires the consent of a third party shall be made subject to such consent or approval being obtained. In the event any such consent or approval is not obtained on or prior to the Closing Date, Seller shall continue to use all reasonable efforts to obtain any such approval or consent after the Closing Date until such time as such consent or approval has been obtained, or Seller has reasonably determined, in good faith, that it cannot obtain such consent or approval, and Seller will cooperate with the Buyer in any lawful and economically feasible arrangement to provide that the Buyer shall receive the interest of Seller, as the case may be, in the benefits under any such Party Right, including performance by Seller, as the case may be, as agent, if economically feasible, provided that the Buyer shall undertake to pay or satisfy the corresponding liabilities for the enjoyment of such benefit to the extent the Buyer would have been responsible therefor hereunder if such consent or approval had been obtained. Seller shall pay and discharge, and shall indemnify and hold the Buyer harmless from and against, any and all out-of-pocket costs of seeking to obtain or obtaining any such consent or approval whether before or after the Closing Date. Nothing in this Section 2.6 shall be deemed a waiver by the Buyer of its right to have received on or before the Closing an effective assignment of all of the Assets nor shall this Section 2.6 be deemed to constitute an agreement to exclude from the Assets any assets described under Section 1.1.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1. Representations and Warranties of Seller. As of the Effective Date and as of the Closing Date, Seller represents and warrants to the Buyer as follows:

3.1.1. Authorization. Seller has the corporate power and authority to execute and deliver this Agreement and each of the Collateral Agreements to which it will be a party, to perform fully its obligations hereunder and thereunder, and to consummate the transactions contemplated thereby. The execution and delivery by Seller of this Agreement, and the consummation of the transactions contemplated hereby, have been, and on the Closing Date, the execution and delivery of the Collateral Agreements to which it will be a party and the consummation of the transactions contemplated thereby will have been, duly authorized by all requisite corporate action of Seller. This Agreement is, and on the Closing Date each of the Collateral Agreements to which Seller is a party will be, legal, valid and binding obligations of Seller, enforceable against it in accordance with their respective terms.

3.1.2. Corporate Status. (a) Seller is a corporation duly organized, validly existing and in good standing under the laws of the Province of Ontario, Canada, with full corporate power and authority to carry on its business and to own or lease and to operate its properties as and in the places where such business is conducted and such properties are owned, leased or operated.

(b) Seller is duly qualified or licensed to do business and is in good standing in the Province of Ontario, Canada, where it does business or owns property, which is the only jurisdiction in which the operation of the Business or the character of the properties owned, leased or operated by it in connection with the Assets makes such qualification or licensing necessary.

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(c) Seller has delivered to the Buyer complete and correct copies of its certificate of incorporation and by-laws or other organizational documents, as amended and in effect on the date hereof.  Seller is not in violation of any of the provisions of its certificate of incorporation or by-laws or other organizational documents.

3.1.3. No Conflicts. The execution, delivery and performance by Seller of this Agreement and each of the Collateral Agreements to which it is a party, and the consummation of the transactions contemplated thereby, do not and will not conflict with, result in a violation or breach of or default under (with or without the giving of notice or the lapse of time or both), give rise to a right or claim of termination, amendment, modification, vesting, acceleration or cancellation of any right or obligation or loss of any material benefit under, or result in the creation of any Lien (or any obligation to create any Lien) upon any of the Assets under (i) any Applicable Law applicable to Seller or any Affiliate thereof or any of the properties or assets of Seller (including but not limited to the Assets), (ii) the certificate of incorporation or by-laws or other organizational documents of Seller or (iii) except as set forth in Schedule 3.1.3, any Contract or other contract, agreement or other instrument to which Seller or any Affiliate thereof is a party or by which Seller or any of their properties or assets, including but not limited to the Assets, may be bound or affected. Except as specified in Schedule 3.1.3, no Governmental Approval or other Consent is required to be obtained or made by Seller in connection with the execution and delivery of this Agreement and the Collateral Agreements or the consummation of the transactions contemplated thereby.

3.1.4. Financial Statements. Seller has delivered to the Buyer Seller’s unaudited consolidated financial statements as of and for the period ended August 29, 2006 (the "Unaudited Balance Sheet Date"), together with a report thereon by Seller's Accountants (the "Unaudited Financial Statements"), including a balance sheet, statements of income and retained earnings and a statement of cash flows (all parts of the Unaudited Financial Statements collectively known as the "Financial Statements"). The Unaudited Financial Statements have been prepared. From February 1, 2006 forward, the balance sheets included in the Financial Statements do not include any material assets or liabilities not intended to constitute a part of the Business or the Assets after giving effect to the transactions contemplated hereby, and present fairly the financial condition of the Business as at their respective dates. The statements of income and retained earnings and statements of cash flows included in the Financial Statements do not reflect the operations of any entity or business not intended to constitute a part of the Business after giving effect to all such transactions, reflect all costs that historically have been incurred by the Business (other than the Excluded Liabilities) and present fairly the results of operations and cash flows of the Business for the periods indicated.

3.1.5. Absence of Undisclosed Liabilities. To Seller’s Knowledge, Seller has no liabilities or obligations of any nature, whether known or unknown, absolute, accrued, contingent or otherwise and whether due or to become due, arising out of or relating to the Business or Assets, except (a) as set forth in Schedule 3.1.5, (b) as and to the extent disclosed or reserved against in the Unaudited Balance Sheet and (c) for liabilities and obligations that (i) were incurred after the date of the Unaudited Balance Sheet in the ordinary course of business consistent with prior practice and (ii) individually and in the aggregate are not material to the Business and have not had or resulted in, and will not have or result in, a Material Adverse Effect. None of Seller’s employees is now, or will by the passage of time, hereinafter become entitled to receive any vacation time, vacation pay or severance pay attributable to services rendered prior to such date except as disclosed on the Unaudited Balance Sheet.

3.1.6. Taxes. (a) Seller has (or by the Closing Date will have) duly and timely filed all Tax Returns relating to the Business with respect to Covered Taxes required to be filed on or before the Closing Date ("Covered Returns"). Except for Covered Taxes set forth on Schedule 3.1.6(a), which are being contested in good faith and by appropriate proceedings, the following Covered Taxes have (or by the Closing Date will have) been duly and timely paid: (i) all Covered Taxes shown to be due on the Covered Returns, (ii) all deficiencies and assessments of Covered Taxes of which notice has (or by the Closing Date will have) been received by Seller that are or may become payable by the Buyer or chargeable as a lien upon the Business or the Assets, and (iii) all other Covered Taxes due and payable on or before the Closing Date for which neither filing of Covered Returns nor notice of deficiency or assessment is required, of which Seller is or reasonably should be (or by the Closing Date will be or reasonably should be) aware that are or may become payable by the Buyer or chargeable as a lien upon the Business or Assets. All Taxes required to be withheld by or on behalf of Seller in connection with amounts paid or owing to any employee, independent contractor, creditor or other party with respect to the Business or the Assets ("Withholding Taxes") have been withheld, and such withheld taxes have either been duly and timely paid to the proper Governmental Authorities or set aside in accounts for such purpose.

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(b) Except as set forth on Schedule 3.1.6(b), no agreement or other document extending, or having the effect of extending, the period of assessment or collection of any Covered Taxes or Withholding Taxes, and no power of attorney with respect to any such Taxes, has been filed with any Governmental Authority (including, but not limited to, the IRS).

(c) Except as set forth on Schedule 3.1.6(c), (i) there are no Covered Taxes or Withholding Taxes asserted in writing by any Governmental Authority to be due and (ii) no issue has been raised in writing by any Governmental Authority in the course of any audit with respect to Covered Taxes or Withholding Taxes. Except as set forth on Schedule 3.1.6(c), no Covered Taxes and no Withholding Taxes are currently under audit by any Governmental Authority. Except as set forth on Schedule 3.1.6(c), neither the IRS nor any other Governmental Authority is now asserting or, to the best Knowledge of Seller, threatening to assert against Seller any deficiency or claim for additional Covered Taxes or any adjustment of Covered Taxes that would, if paid by the Buyer, have a Material Adverse Effect, and there is no reasonable basis for any such assertion of which Seller is or reasonably should be aware.

(d) Except as set forth on Schedule 3.1.6(d), there is no litigation or administrative appeal pending or, to the best Knowledge of Seller, threatened against or relating to Seller in connection with Covered Taxes.

3.1.7. Absence of Changes. Except as set forth in Schedule 3.1.7, since the Unaudited Balance Sheet Date, Seller has conducted the Business only in the ordinary course consistent with prior practice and, to the Seller’s Knowledge, has not, on behalf of, in connection with or relating to the Business or the Assets:

(a) suffered any Material Adverse Effect;

(b) incurred any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, except current liabilities for trade or business obligations incurred in connection with the purchase of goods or services in the ordinary course of business consistent with prior practice, none of which liabilities, in any case or in the aggregate, could have a Material Adverse Effect;

(c) discharged or satisfied any Lien other than those then required to be discharged or satisfied, or paid any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, other than current liabilities shown on the Unaudited Balance Sheet and current liabilities incurred since the date thereof in the ordinary course of business consistent with prior practice;

(d) assigned, mortgaged, pledged or otherwise subjected to Lien, any property, business or assets (including Assets), tangible or intangible, held in connection with the Business;

(e) sold, transferred, leased to others or otherwise disposed of any of the Assets, except for inventory sold in the ordinary course of business, or forgiven, canceled or compromised any debt or claim, or waived or released any right of substantial value;

(f) received any notice of termination of any contract, lease or other agreement or suffered any damage, destruction or loss (whether or not covered by insurance) which, in any case or in the aggregate, has had a Material Adverse Effect;

(g) transferred or granted any rights or licenses under, or entered into any settlement regarding the breach or infringement of, any Intellectual Property, or modified any existing rights with respect thereto;

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(h) made any change in the rate of compensation, commission, bonus or other direct or indirect remuneration payable, or paid or agreed or orally promised to pay, conditionally or otherwise, any bonus, incentive, retention or other compensation, retirement, welfare, fringe or severance benefit or vacation pay, to or in respect of any shareholder, director, officer, employee, salesman, distributor or agent of Seller relating to the Business or the Assets;

(i) encountered any labor union organizing activity, had any actual or threatened employee strikes, work stoppages, slowdowns or lockouts, or had any material change in its relations with its employees, agents, customers or suppliers;

(j) instituted, settled or agreed to settle any litigation, action or proceeding before any court or governmental body relating to the Business or the Assets;

(k) (i) entered into any transaction, contract or commitment other than in the ordinary course of business, (ii) breached any contract or commitment or (iii) paid or agreed to pay any brokerage, finder's fee, Taxes or other expenses in connection with, or incurred any severance pay obligations by reason of, this Agreement or the transactions contemplated hereby;

(l) made any material changes in policies or practices relating to selling practices, returns, discounts or other terms of sale or accounting therefor or in policies of employment;

(m) made any prepayment of any accounts payable, delayed payment of any trade payables or other obligations other than in the ordinary course of business consistent with past practice, or made any other cash payments other than in the ordinary course of business;

(n) failed to maintain all of the tangible Assets and all other tangible properties and assets owned, leased, occupied, operated or used in connection with the Business in good repair, working order and operating condition subject only to ordinary wear and tear;

(o) failed to use best efforts to keep in full force and effect insurance comparable in amount and scope of coverage to insurance now carried in connection with the Business; or

(p) taken any action or omitted to take any action that would result in the occurrence of any of the foregoing.

3.1.8. Litigation. To Seller’s Knowledge, except as set forth on Schedule 3.1.8, there is no action, claim, demand, suit, proceeding, arbitration, grievance, citation, summons, subpoena, inquiry or investigation of any nature, civil, criminal, regulatory or otherwise, in law or in equity, pending or threatened against or relating to Seller in connection with the Assets or the Business or against or relating to the transactions contemplated by this Agreement, and Seller does not know or have reason to be aware of any basis for the same. Except as set forth in such Schedule 3.1.8, no citations, fines or penalties have been asserted against Seller since February 1, 2006, under any foreign, federal, state or local law relating to occupational health or safety.

3.1.9. Compliance with Laws; Governmental Approvals and Consents; Governmental Contracts. (a) Except as disclosed in Schedule 3.1.9(a) since February 1, 2006, Seller has complied in all material respects with all Applicable Laws applicable to the Business or the Assets, and Seller has not received any notice alleging any such conflict, violation, breach or default.

(b) Schedule 3.1.9(b) sets forth all Governmental Approvals and other Consents necessary for, or otherwise material to, the conduct of the Business and the ownership and use of the Assets. Except as set forth in Schedule 3.1.9(b), all such Governmental Approvals and Consents have been duly obtained and are in full force and effect, and Seller is in compliance with each of such Governmental Approvals and Consents held by it with respect to the Assets and the Business.

(c) Schedule 3.1.9(c) sets forth all Contracts with any Governmental Authority.

(d) To Seller’s Knowledge, there are no proposed laws, rules, regulations, ordinances, orders, judgments, decrees, governmental takings, condemnations or other proceedings which would be applicable to the business, operations or properties of Seller and which might adversely affect the properties, assets, liabilities, operations or prospects of Seller, either before or after the Closing Date.

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3.1.10. Operation of the Business. Except as set forth in Schedule 3.1.10, (a) Seller has conducted the Business only through Seller and not through any other divisions or any direct or indirect subsidiary or affiliate of Seller and (b) no part of the Business is operated by Seller through any entity other than Seller.

3.1.11. Assets. Except as disclosed in Schedule 3.1.11, Seller has good title to all the Assets free and clear of any and all Liens other than Permitted Liens. The Assets, together with the services and arrangements described in Section 5.2.5, comprise all assets and services required for the continued conduct of the Business, by the Buyer, as now being conducted. The Assets, taken as a whole, constitute all the properties and assets relating to or used or held for use in connection with the Business during the past twelve (12) months.  Except for Excluded Assets, there are no assets or properties used in the operation of the Business and owned by any Person other than Seller that will not be leased or licensed to the Buyer under valid, current leases or license arrangements. As of the Effective Date, the Assets are in all material respects adequate for the purposes for which such assets were then currently used or were held for use, and were in reasonably good repair and operating condition (subject to normal wear and tear) and, to the Knowledge of Seller, there are no facts or conditions affecting the Assets which could, individually or in the aggregate, interfere in any material respect with the use, occupancy or operation thereof as currently used, occupied or operated, or their adequacy for such use.

3.1.12. Contracts. (a) Schedule 3.1.12(a) contains a complete and correct list of all agreements, contracts, commitments and other instruments and arrangements (whether written or oral) of the types described below (x) by which any of the Assets are bound or affected or (y) to which Seller is a party or by which it is bound in connection with the Business or the Assets (the "Contracts"):

(i) leases, licenses, permits, franchises, insurance policies, Governmental Approvals and other contracts concerning or relating to the Real Property;

(ii) employment, consulting, agency, collective bargaining or other similar contracts, agreements, and other instruments and arrangements relating to or for the benefit of current, future or former employees, officers, directors, sales representatives, distributors, dealers, agents, independent contractors or consultants;

(iii) loan agreements, indentures, letters of credit, mortgages, security agreements, pledge agreements, deeds of trust, bonds, notes, guarantees, and other agreements and instruments relating to the borrowing of money or obtaining of or extension of credit;

(iv) licenses, licensing arrangements and other contracts providing in whole or in part for the use of, or limiting the use of, any Intellectual Property;

(v) brokerage or finder's agreements;

(vi) joint venture, partnership and similar contracts involving a sharing of profits or expenses (including but not limited to joint research and development and joint marketing contracts);

(vii) stock purchase agreements, asset purchase agreements and other acquisition or divestiture agreements, including but not limited to any agreements relating to the acquisition, sale, lease or disposal of any Assets (other than sales of inventory in the ordinary course of business) or involving continuing indemnity or other obligations;

(viii) orders and other contracts for the purchase or sale of materials, supplies, products or services, each of which involves aggregate payments in excess of Ten Thousand Dollars ($10,000) in the case of purchases;

(ix) contracts with respect to which the aggregate amount that could reasonably expected to be paid or received thereunder in the future exceeds Ten Thousand Dollars ($10,000);

(x) sales agency, manufacturer's representative, marketing or distributorship agreements;

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(xi) contracts, agreements or arrangements with respect to the representation of the Business in foreign countries;

(xii) lease agreements providing for the leasing of both (A) personal property primarily used in, or held for use primarily in connection with, the Business and (B) other personal property;

(xiii) contracts, agreements or commitments with any employee, director, officer, stockholder or Affiliate of Seller; and

(xiv) any other contracts, agreements or commitments that are or will be material to the Business.

(b) Seller has delivered to Buyer complete and correct copies of all written Contracts, together with all amendments thereto, and accurate descriptions of all material terms of all oral Contracts, set forth or required to be set forth in Schedule 3.1.12(a).

(c) All Contracts are in full force and effect and enforceable against each party thereto. There does not exist under any Contract any event of default or event or condition that, after notice or lapse of time or both, would constitute a violation, breach or event of default thereunder on the part of Seller or, to the best Knowledge of Seller, any other party thereto except as set forth in Schedule 3.1.12(c) and except for such events or conditions that, individually and in the aggregate, (i) have not had or resulted in, and will not have or result in, a Material Adverse Effect and (ii) have not and will not materially impair the ability of Seller to perform their respective obligations under this Agreement and under the Collateral Agreements. Except as set forth in Schedule 3.1.12(c), no consent of any third party is required under any Contract as a result of or in connection with, and the enforceability of any Contract will not be affected in any manner by, the execution, delivery and performance of this Agreement or any of the Collateral Agreements or the consummation of the transactions contemplated thereby.

(d) Seller has no outstanding power of attorney relating to the Business or the Assets.

3.1.13. Territorial Restrictions. Seller is not restricted by any written agreement or understanding with any other Person from carrying on the Business anywhere in the world. To Seller’s Knowledge, the Buyer, solely as a result of its purchase of the Assets from Seller pursuant hereto and the assumption of the Assumed Liabilities, will not thereby become restricted in carrying on any business anywhere in the world.

3.1.14. Inventories. All Inventories are of good, usable and merchantable quality in all material respects and, except as set forth on Schedule 3.1.14, do not include obsolete or discontinued items. Except as set forth on Schedule 3.1.14, (a) all Inventories are of such quality as to meet the quality control standards of Seller and any applicable governmental quality control standards, (b) all Inventories that are finished goods are saleable as current inventories at the current prices thereof in the ordinary course of business, (c) all Inventories are recorded on the books of the Business at the lower of cost or market value determined in accordance with GAAP, and (d) no write-down in inventory has been made or should have been made pursuant to GAAP during the past two years. Schedule 3.1.14 lists the locations of all Inventories.

3.1.15. Suppliers; Raw Materials. Schedule 3.1.15 sets forth the names and addresses of all suppliers from which Seller ordered raw materials, supplies, merchandise and other goods and services with an aggregate purchase price for each such supplier of One Thousand Dollars ($1,000) or more during the twelve-month period immediately preceding the Unaudited Balance Sheet Date. Seller has neither received any notice nor has any reason to believe that there has been any material adverse change in the price of such raw materials, supplies, merchandise or other goods or services, or that any such supplier will not sell raw materials, supplies, merchandise and other goods to the Buyer at any time after the Closing Date on terms and conditions similar to those used in its current sales to Seller, subject to general and customary price increases. To the best Knowledge of Seller, no supplier of Seller described hereinabove has otherwise threatened to take any action described in the preceding sentence as a result of the consummation of the transactions contemplated by this Agreement and the Collateral Agreements.

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3.1.16. Products. (a) Warranties. Seller has neither manufactured nor sold any products, to any customers, for which there are or could be any product liability claims.  Except as required by Applicable Law or as set forth on Schedule 3.1.16(a), no product manufactured, sold, or delivered by, or service rendered by or on behalf of, Seller is subject to any guaranty, warranty or other indemnity, express or implied, beyond such standard terms and conditions.

(b) Product Liability. Except as set forth on Schedule 3.1.16(b), Seller has no liability or obligation of any nature (whether known or unknown, accrued, absolute, contingent or otherwise, and whether due or to become due), whether based on strict liability, negligence, breach of warranty (express or implied), breach of contract or otherwise, in respect of any product, component or other item manufactured, sold, designed or produced prior to the Closing by, or service rendered prior to the Closing by or on behalf of, Seller or any predecessor thereto, that (i) is not fully and adequately covered by policies of insurance or by indemnity, contribution, cost sharing or similar agreements or arrangements by or with other Persons, and (ii) is not otherwise fully and adequately reserved against as reflected in the Financial Statements.

(c) Rebates. Except as set forth on Schedule 3.1.16(c), Seller has not entered into, or offered to enter into, any agreement, contract commitment or other arrangement (whether written or oral) pursuant to which Seller is or will be obligated to make any rebates, discounts, promotional allowances or similar payments or arrangements to any customer ("Rebate Obligations"). All Rebate Obligations are reflected in the Unaudited Financial Statements or have been incurred after the date thereof in the ordinary course of business.

3.1.17. Absence of Certain Business Practices. To Seller’s Knowledge, neither Seller nor any of its officers, employees or agents, or any other person acting on their behalf, has, directly or indirectly, within the past five (5) years, given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other person who is or may be in a position to help or hinder the Business (or assist Seller in connection with any actual or proposed transaction relating to the Business) (i) which subjected or might have subjected Seller to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) which if not given in the past, might have had a Material Adverse Effect, (iii) which if not continued in the future, might have a Material Adverse Effect or subject Seller to suit or penalty in any private or governmental litigation or proceeding, (iv) for any of the purposes described in or equivalent to Section 162(c) of the Code or (v) for the purpose of establishing or maintaining any concealed fund or concealed bank account.

3.1.18. Intellectual Property. (a) Title. Schedule 3.1.18(a) contains a complete and correct list of all Intellectual Property that is owned by Seller and primarily related to, used in, held for use in connection with, or necessary for the conduct of, or otherwise material to the Business (the "Owned Intellectual Property"). Seller owns or has the exclusive right to use pursuant to license, sublicense, agreement or permission all Intellectual Property Assets, free from any Liens and free from any requirement of any past, present or future royalty payments, license fees, charges or other payments, or conditions or restrictions whatsoever. As of the Effective Date, the Intellectual Property Assets comprise all of the Intellectual Property necessary for the Buyer to conduct and operate the Business as now being conducted by Seller.

(b) Transfer. Immediately after the Closing, Buyer will own all of the Owned Intellectual Property and will have a right to use all other Intellectual Property Assets, free from any Liens and on the same terms and conditions as in effect prior to the Closing Date.

(c) No Infringement. To Seller’s Knowledge, the conduct of the Business does not infringe or otherwise conflict with any rights of any Person in respect of any Intellectual Property. To Seller’s Knowledge, none of the Intellectual Property Assets is being infringed or otherwise used or available for use, by any other Person.

(d) Licensing Arrangements. Schedule 3.1.18(d) sets forth all agreements, arrangements or laws (i) pursuant to which Seller has licensed Intellectual Property Assets to, or the use of Intellectual Property Assets is otherwise permitted (through non-assertion, settlement or similar agreements or otherwise) by, any other Person and (ii) pursuant to which Seller has had Intellectual Property licensed to it, or has otherwise been permitted to use Intellectual Property (through non-assertion, settlement or similar agreements or otherwise). All of the agreements or arrangements set forth on Schedule 3.1.18(d) (x) are in full force and effect in accordance with their terms and no default exists thereunder by Seller, or to the Knowledge of Seller after due inquiry, by any other party thereto, (y) are free and clear of all Liens, and (z) do not contain any change in control or other terms or conditions that will become applicable or inapplicable as a result of the consummation of the transactions contemplated by this Agreement. Seller has delivered to the Buyer true and complete copies of all licenses and arrangements (including amendments) set forth on Schedule 3.1.18(d). All royalties, license fees, charges and other amounts payable by, on behalf of, to, or for the account of, Seller in respect of any Intellectual Property are disclosed in the Unaudited Financial Statements.

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(e) No Intellectual Property Litigation. To Seller’s Knowledge, no claim or demand of any Person has been made nor is there any proceeding that is pending or threatened, nor is there a reasonable basis therefor, nor has Seller received any written notice of a claim, demand or proceeding, which (i) challenges the rights of Seller in respect of any Intellectual Property Assets, (ii) asserts that Seller is infringing or otherwise in conflict with, or is, except as set forth in Schedule 3.1.18(d), required to pay any royalty, license fee, charge or other amount with regard to, any Intellectual Property, or (iii) claims that any default exists under any agreement or arrangement listed on Schedule 3.1.18(d). To Seller’s Knowledge, none of the Intellectual Property Assets is subject to any outstanding order, ruling, decree, judgment or stipulation by or with any court, arbitrator, or administrative agency, or has been the subject of any litigation within the last five (5) years, whether or not resolved in favor of Seller.

(f) Due Registration. Except for trade secrets, the Owned Intellectual Property has been duly registered with, filed in or issued by, as the case may be, the United States Patent and Trademark Office, United States Copyright Office or such other filing offices, domestic or foreign, and Seller has taken such other actions (including such other actions as may apply to trade secrets), to ensure full protection under any applicable laws or regulations, and such registrations, filings, issuances and other actions remain in full force and effect, in each case to the extent material to the Business and the Assets.

(g) Use of Name and Mark. To Seller’s Knowledge, except as set forth in Schedule 3.1.18(g), there are, and immediately after the Closing will be, no contractual restriction or limitations pursuant to any orders, decisions, injunctions, judgments, awards or decrees of any Governmental Authority, on Buyer's right to use the names and marks "SEAL-N-CUT" and “MODULLION” (and all respective close variants thereof) in its conduct of the Business as presently carried on by Seller or as such Business may be extended or pursued by the Buyer.

3.1.19. Insurance. Schedule 3.1.19 contains a complete and correct list and summary description of all insurance policies maintained by Seller for the benefit of or in connection with the Assets or the Business. Seller has delivered to the Buyer complete and correct copies of all such policies together with all riders and amendments thereto. Such policies are in full force and effect, and all premiums due thereon have been paid. Seller has complied in all material respects with the terms and provisions of such policies. The insurance coverage provided by such policies is adequate and customary for the Business and the Assets, and is on such terms (including without limitation as to deductibles and self-insured retentions), covers such risks, contains such deductibles and retentions, and is in such amounts, as the insurance customarily carried by comparable companies of established reputation similarly situated and carrying on the same or similar business. Schedule 3.1.19 sets out all claims made by Seller under any policy of insurance during the past two years with respect to the Business or the Assets.

3.1.20. Employees, Labor Matters. Except as set forth in Schedule 3.1.20, Seller is not a party to nor bound by any collective bargaining agreement and there are no labor unions or other organizations representing, purporting to represent or attempting to represent any employees employed in the operation of the Business. Since February 1, 2006 there has not occurred or, to the best Knowledge of Seller, been threatened any material strike, slowdown, picketing, work stoppage, concerted refusal to work overtime or other similar labor activity with respect to any employees employed in the operation of the Business. There are no labor disputes currently subject to any grievance procedure, arbitration or litigation and there is no representation petition pending or, to the best Knowledge of Seller after due inquiry, threatened with respect to any employee employed in the operation of the Business. Seller has complied with all provisions of Applicable Law pertaining to the employment of employees, including, without limitation, all such Laws relating to labor relations, equal employment, fair employment practices, entitlements, prohibited discrimination or other similar employment practices or acts, except for any failure so to comply that, individually or together with all such other failures, has not and will not result in a material liability or obligation on the part of the Buyer, and has not had or resulted in, and will not have or result in, a Material Adverse Effect.

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3.1.21. Confidentiality. Except as set forth on Schedule 3.1.21, Seller has taken reasonable steps necessary to protect the confidential nature of all material confidential information (including, without limitation, any proprietary information and Seller’s Intellectual Property) with respect to the Business and the Assets.

3.1.22. No Guarantees. None of the obligations or liabilities of the Business or of Seller incurred in connection with the operation of the Business (including the use of the Assets) is guaranteed by or subject to a similar contingent obligation of any other Person. Seller has not guaranteed or become subject to a similar contingent obligation in respect of the obligations or liabilities of any other Person. There are no outstanding letters of credit, surety bonds or similar instruments of Seller or any of its Affiliates in connection with the Business or the Assets.

3.1.23. Records. The books of account of Seller, insofar as they relate to or affect the Business and the Assets, are sufficient to prepare the Financial Statements in accordance with GAAP.

3.1.24. Brokers, Finders. All negotiations relating to this Agreement, the Collateral Agreements, and the transactions contemplated thereby, have been carried on without the participation of any Person acting on behalf of Seller or its Affiliates in such manner as to give rise to any valid claim against the Buyer or any of its subsidiaries for any brokerage or finder's commission, fee or similar compensation, or for any bonus payable to any officer, director, employee, agent or sales representative of or consultant to Seller or their respective Affiliates upon consummation of the transactions contemplated hereby or thereby.

3.1.25. Disclosure. No representation or warranty by Seller contained in this Agreement nor any statement or certificate furnished or to be furnished by or on behalf of Seller to the Buyer or its representatives in connection herewith or pursuant hereto contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make the statements contained herein or therein not misleading. To Seller’s Knowledge, there is no fact (other than matters of a general economic or political nature which do not affect the Business uniquely) known to Seller that has not been disclosed by Seller to the Buyer that might reasonably be expected to have or result in a Material Adverse Effect.

3.2. Representations and Warranties of the Buyer. As of the Effective Date and as of the Closing Date, the Buyer represents and warrants to Seller as follows:

3.2.1. Corporate Status; Authorization. Buyer is a corporation duly organized, validly existing and in good standing, under the laws of the jurisdiction of its incorporation with full corporate power and authority to execute and deliver this Agreement and the Collateral Agreements to which it is a party, to perform its obligations thereunder, and to consummate the transactions contemplated thereby. The execution and delivery by the Buyer of this Agreement, and the consummation of the transactions contemplated hereby, have been, and on the Closing Date the execution and delivery of the Collateral Agreements to which it is a party will have been, duly authorized by all requisite corporate action of Buyer. The Buyer has duly executed and delivered this Agreement. This Agreement is, and on the Closing Date each of the Collateral Agreements to which the Buyer is a party will be, valid and legally binding obligations of the Buyer, enforceable against the Buyer in accordance with their respective terms.

3.2.2. No Conflicts. The execution, delivery and performance by Buyer of this Agreement and each of the Collateral Agreements to which it is a party, and the consummation of the transactions contemplated thereby, do not and will not conflict with or result in a violation or breach of or default under (with or without the giving of notice or the lapse of time, or both) (i) the certificate of incorporation or by-laws or other organizational documents of Buyer, (ii) any Applicable Law applicable to Buyer or any of its Affiliates or any of its or their properties or assets or (iii) any contract, agreement or other instrument applicable to Buyer or any of its Affiliates or any of its or their properties or assets, except, in the case of clause (iii), for violations and defaults that, individually and in the aggregate, have not and will not materially impair the ability of Buyer to perform its obligations under this Agreement or under any of the Collateral Agreements to which it is a party. Except as specified in Schedule 3.2.2, no Governmental Approval or other Consent is required to be obtained or made by Buyer in connection with the execution and delivery of this Agreement or the Collateral Agreements or the consummation of the transactions contemplated thereby.

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3.2.3. Litigation. To Buyer’s Knowledge, there is no action, claim, suit, proceeding, arbitration, grievance, citation, summons, subpoena, inquiry or investigation pending or threatened, by or against or affecting Buyer, in connection with or relating to the transactions contemplated by this Agreement or of any action taken or to be taken in connection herewith or the consummation of the transactions contemplated hereby.

3.2.4. Brokers, Finders. All negotiations relating to this Agreement, the Collateral Agreements, and the transactions contemplated hereby and thereby, have been carried on without the participation of any Person acting on behalf of the Buyer in such manner as to give rise to any valid claim against Seller for any brokerage or finder's commission, fee or similar compensation.

ARTICLE IV

COVENANTS

4.1. Covenants of Seller.

4.1.1. Conduct of Business. From the Effective Date to the Closing Date, except as expressly permitted or required by this Agreement or as otherwise consented to by the Buyer in writing, Seller shall:

(a) carry on the Business in, and only in, the ordinary course, in substantially the same manner as heretofore conducted, and use all reasonable efforts to preserve intact its present business organization, maintain its properties in good operating condition and repair, keep available the services of its present officers and significant employees, and preserve its relationship with customers, suppliers and others having business dealings with it, to the end that its goodwill and going business shall be in all material respects unimpaired following the Closing;

(b) pay accounts payable and other obligations of the Business when they become due and payable in the ordinary course of business consistent with prior practice;

(c) perform in all material respects all of its obligations under all Contracts and other agreements and instruments relating to or affecting the Business or the Assets, and comply in all material respects with all Applicable Laws applicable to it, the Assets or the Business;

(d) not enter into or assume any material agreement, contract or instrument relating to the Business, or enter into or permit any material amendment, supplement, waiver or other modification in respect thereof;

(e) not grant (or commit to grant) any increase in the compensation (including incentive or bonus compensation) of any employee employed in the operation of the Business or institute, adopt or amend (or commit to institute, adopt or amend) any compensation or benefit plan, policy, program or arrangement or collective bargaining agreement applicable to any such employee; and

(f) not take any action or omit to take any action, which action or omission would result in a breach of any of the representations and warranties set forth in Section 3.1.7.

4.1.2. No Solicitation. During the term of this Agreement, Seller, its Affiliates and any Person acting on their behalf shall not (i) solicit or encourage any inquiries or proposals for, or enter into any discussions with respect to, the acquisition of any properties and assets held for use in connection with, necessary for the conduct of, or otherwise material to, the Business or (ii) furnish or cause to be furnished any non-public information concerning the Business to any Person (other than the Buyer and its agents and representatives), other than in the ordinary course of business or pursuant to Applicable Law and after prior written notice to the Buyer. Seller shall not sell, transfer or otherwise dispose of, grant any option or proxy to any Person with respect to, create any Lien upon, or transfer any interest in, any Asset, other than in the ordinary course of business and consistent with this Agreement.

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4.1.3. Access and Information. (a) So long as this Agreement remains in effect, Seller will give the Buyer and its accountants, attorneys, consultants, employees and agents, full access during normal business hours to, and furnish them with, all documents, records, work papers and information with respect to Seller’s properties, assets, books, contracts, commitments, reports and records relating to the Assets or the Business, as the Buyer shall from time to time reasonably request. In addition, Seller will permit the Buyer and its accountants, attorneys, consultants, employees and agents, reasonable access to such personnel of Seller during normal business hours as may be reasonably necessary to the Buyer in its review of the properties, assets and business affairs of the Assets and the Business and the above-mentioned documents, records and information; provided, however, that such access is undertaken by the Buyer without undue interference to or with the business of the Seller and under the direct supervision of an officer of the Seller or its nominee.

(b) Seller will retain all books and records relating to the Assets and the Business in accordance with Seller's record retention policies as presently in effect. During the seven (7) year period beginning on the Closing Date, Seller shall not dispose of or permit the disposal of any such books and records not required to be retained under such policies without first giving sixty (60) days' prior written notice to the Buyer offering to surrender the same to the Buyer at the Buyer's expense.

4.1.4. {RESERVED}

4.1.5. Public Announcements. Except as required by Applicable Law, Seller shall not make any public announcement in respect of this Agreement or the transactions contemplated hereby without the prior written consent of the Buyer.

4.1.6. Further Actions. (a) Seller agrees to use all reasonable good faith efforts to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated hereby by the Expected Closing Date.

(b) Seller will, as promptly as practicable, file or supply, or cause to be filed or supplied, all applications, notifications and information required to be filed or supplied by it pursuant to Applicable Law in connection with this Agreement, the Collateral Agreements, the sale and transfer of the Assets pursuant to this Agreement and the consummation of the other transactions contemplated thereby.

(c) Seller, as promptly as practicable, will use all reasonable efforts to obtain, or cause to be obtained, all Consents (including, without limitation, all Governmental Approvals and any Consents required under any Contract) necessary to be obtained by it to consummate the sale and transfer of the Assets pursuant to this Agreement and the consummation of the other transactions contemplated thereby.

(d) Seller will coordinate and cooperate with the Buyer in exchanging such information and supplying such assistance as may be reasonably requested by the Buyer in connection with the filings and other actions contemplated by Section 4.2.2.

(e) At all times prior to the Closing, Seller shall promptly notify the Buyer in writing of any fact, condition, event or occurrence that will or may result in the failure of any of the conditions contained in Sections 5.1 and 5.2 to be satisfied, promptly upon becoming aware of the same.

4.1.7. Further Assurances. Following the Closing, Seller shall, and shall cause each of its Affiliates to, from time to time, execute and deliver such additional instruments, documents, conveyances or assurances and take such other actions as shall be necessary, or otherwise reasonably requested by the Buyer, to confirm and assure the rights and obligations provided for in this Agreement and in the Collateral Agreements and render effective the consummation of the transactions contemplated thereby.

4.1.8. Liability for Transfer Taxes. Except as prohibited by Applicable Law, Seller shall indemnify and hold harmless the Buyer against, all sales (including, without limitation, bulk sales), use, value added, documentary, stamp, gross receipts, registration, transfer, conveyance, excise, recording, license and other similar Taxes and fees ("Transfer Taxes"), arising out of or in connection with or attributable to the transactions effected pursuant to this Agreement and the Collateral Agreements. Seller shall prepare and timely file all Tax Returns required to be filed in respect of Transfer Taxes (including, without limitation, all notices required to be given with respect to bulk sales taxes), provided that the Buyer shall be permitted to prepare any such Tax Returns that are the primary responsibility of the Buyer under Applicable Law. The Buyer's preparation of any such Tax Returns shall be subject to Seller's approval, which approval shall not be withheld unreasonably nor delayed.

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4.1.9. {RESERVED}

4.2. Covenants of the Buyer.

4.2.1. Public Announcements. Prior to the Closing, except as required by Applicable Law, the Buyer shall not, and shall not permit its Affiliates to, make any public announcement in respect of this Agreement or the transactions contemplated hereby without the prior written consent of Seller.

4.2.2. Further Actions. (a) Buyer agrees to use all reasonable good faith efforts to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated hereby by the Expected Closing Date.

(b) Buyer will, as promptly as practicable, file or supply, or cause to be filed or supplied, all applications, notifications and information required to be filed or supplied by Buyer pursuant to Applicable Law in connection with this Agreement, the Collateral Agreements, the Buyer' acquisition of the Assets pursuant to this Agreement, and the consummation of the other transactions contemplated thereby.

(c) Buyer will coordinate and cooperate with Seller in exchanging such information and supplying such reasonable assistance as may be reasonably requested by Seller in connection with the filings and other actions contemplated by Section 4.1.5.

(d) At all times prior to the Closing, the Buyer shall promptly notify Seller in writing of any fact, condition, event or occurrence that will or may result in the failure of any of the conditions contained in Sections 5.1 and 5.3 to be satisfied, promptly upon becoming aware of the same.

(e) Buyer, as promptly as practicable, will use all reasonable efforts to obtain, or cause to be obtained, all Consents (including, without limitation, all Governmental Approvals and consents required under any document) necessary to be obtained by it to consummate the purchase and acquisition of the Assets pursuant to this Agreement, and the consummation of the other transactions contemplated thereby.

4.2.3. Further Assurances. Following the Closing, the Buyer shall, and shall cause its Affiliates to, from time to time, execute and deliver such additional instruments, documents, conveyances or assurances and take such other actions as shall be necessary, or otherwise reasonably requested by Seller, to confirm and assure the rights and obligations provided for in this Agreement and in the Collateral Agreements and render effective the consummation of the transactions contemplated thereby.

ARTICLE V

CONDITIONS PRECEDENT

5.1. Conditions to Obligations of Each Party. The obligations of the Parties to consummate the transactions contemplated hereby shall be subject to the fulfillment on or prior to the Closing Date of the following conditions:

5.1.1. {RESERVED}

5.1.2. No Injunction. Consummation of the transactions contemplated hereby shall not have been restrained, enjoined or otherwise prohibited by any Applicable Law, including any order, injunction, decree or judgment of any court or other Governmental Authority. No court or other Governmental Authority shall have determined any Applicable Law to make illegal the consummation of the transactions contemplated hereby or the Collateral Agreements and no proceeding with respect to the application of any such Applicable Law to such effect shall be pending.

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5.2. Conditions to Obligations of the Buyer. The obligations of the Buyer to consummate the transactions contemplated hereby shall be subject to the fulfillment (or waiver by the Buyer) on or prior to the Closing Date of the following additional conditions, which Seller agrees to use reasonable good faith efforts to cause to be fulfilled:

5.2.1. Representations, Performance. The representations and warranties of Seller contained in this Agreement and in the Collateral Agreements (i) shall be true and correct in all respects (in the case of any representation or warranty containing any materiality qualification) or in all material respects (in the case of any representation or warranty without any materiality qualification) at and as of the Effective Date, and (ii) shall be repeated and shall be true and correct in all respects (in the case of any representation or warranty containing any materiality qualification) or in all material respects (in the case of any representation or warranty without any materiality qualification) on and as of the Closing Date with the same effect as though made on and as of the Closing Date. Seller shall have duly performed and complied in all material respects with all agreements and conditions required by this Agreement and each of the Collateral Agreements to be performed or complied with by it prior to or on the Closing Date. Seller shall have delivered to the Buyer a certificate, dated the Closing Date and signed by its duly authorized officer(s), to the foregoing effect.

5.2.2. Financing. The Buyer shall have obtained funds sufficient to enable the Buyer to consummate the transactions contemplated by this Agreement.

5.2.3. Consents. Seller shall have obtained and shall have delivered to the Buyer copies of (i) all Governmental Approvals required to be obtained by Seller in connection with the execution and delivery of this Agreement and the Collateral Agreements and the consummation of the transactions contemplated hereby or thereby and (ii) all Consents (including, without limitation, all Consents required under any Contract) necessary to be obtained in order to consummate the sale and transfer of the Assets pursuant to this Agreement and the consummation of the other transactions contemplated thereby and by the Collateral Agreements, unless the failure to obtain such Consent would not, individually or in the aggregate, have a Material Adverse Effect.

5.2.4. No Material Adverse Effect. Except as set forth in Schedule 3.1.8, no event, occurrence, fact, condition, change, development or effect shall have occurred, exist or come to exist since February 1, 2006 that, individually or in the aggregate, has constituted or resulted in, or could reasonably be expected to constitute or result in, a Material Adverse Effect.

5.2.5. Collateral Agreements. Seller shall have entered into each of the following agreements with the Buyer:

(a)  an employment agreement between Buyer (or its subsidiary guaranteed by Buyer) and Steve Livneh for a duration of three (3) years, subject to the approval of Buyer’s Board of Directors (the “Livneh Employment Agreement”), attached hereto as Schedule 5.2.5(a);

(b) an employment agreement between Buyer (or its subsidiary guaranteed by Buyer) and Howard Stallard for a duration of three (3) years, subject to the approval of Buyer’s Board of Directors, attached hereto as Schedule 5.2.5(b);

(c) a release and consent agreement from Henvil, in favor of Buyer and its Affiliates, officers, directors, employees, agents, advisors, attorneys, accountants, and consultants, permitting the immediate cancellation of all Buyer purchase orders pending with Henvil as of the Effective Date, attached hereto as Schedule 5.2.5(c);

(d) an assignment of lease agreement, in the form attached hereto in Schedule 5.2.5(d), pursuant to which Buyer (or its subsidiary) shall lease the commercial space of the Lease; and

(e) a non-competition agreement, in the form attached hereto as Schedule 5.2.5(e), pursuant to which Seller agrees not to engage, either directly or indirectly, in any business competitive with Buyer anywhere in the world for a period of five (5) years.

CONFIDENTIAL (11.10.06)	Page 17 of 34	BUYER: ___ SELLER: ___

5.2.6. Corporate Proceedings. All corporate and other proceedings of Seller in connection with this Agreement and the Collateral Agreements and the transactions contemplated thereby, and all documents and instruments incident thereto, shall be reasonably satisfactory in substance and form to the Buyer and its counsel, and the Buyer and its counsel shall have received all such documents and instruments, or copies thereof, certified if requested, as may be reasonably requested.

5.2.7. Transfer Documents. Seller shall have delivered to the Buyer at the Closing all documents, certificates and agreements necessary to transfer to the Buyer good and marketable title to the Assets, free and clear of any and all Liens thereon, other than Permitted Liens, including without limitation:

(a) a bill of sale, assignment and general conveyance, in form and substance reasonably satisfactory to the Buyer, dated the Closing Date, with respect to the Fixed Assets, as set forth in Schedule 5.2.7(a);

(b) assignments of all Intellectual Property and any other agreements and instruments constituting Intangible Assets, dated the Closing Date, assigning to the Buyer all of Seller's right, title and interest therein and thereto, with any required Consent endorsed thereon, as set forth in Schedule 5.2.7(b);

(c) an assignment of lease agreement to Buyer (or its subsidiary), dated as of the Closing Date or other mutually agreeable date, with respect to the Lease in the form attached as Schedule 5.2.5(d).

5.2.8. Consents. Buyer has received consent from the lessor of the Lease in Schedule 1.1(i) to assign the Lease to the Buyer (or its subsidiary).

5.3. Conditions to Obligations of Seller. The obligation of Seller to consummate the transactions contemplated hereby shall be subject to the fulfillment (or waiver by Seller), on or prior to the Closing Date, of the following additional conditions, which the Buyer agrees to use reasonable good faith efforts to cause to be fulfilled.

5.3.1. Representations, Performance. The representations and warranties of the Buyer contained in this Agreement and the Collateral Agreements (i) shall be true and correct in all respects (in the case of any representation or warranty containing any materiality qualification) or in all material respects (in the case of any representation or warranty without any materiality qualification) at and as of the Effective Date and (ii) shall be repeated and shall be true and correct in all respects (in the case of any representation or warranty containing any materiality qualification) or in all material respects (in the case of any representation or warranty without any materiality qualification) on and as of the Closing Date with the same effect as though made at and as of such time. Buyer shall have duly performed and complied in all material respects with all agreements and conditions required by this Agreement and the Collateral Agreements to be performed or complied with by it prior to or on the Closing Date. Buyer shall have delivered to Seller a certificate, dated the Closing Date and signed by its duly authorized officer, to the foregoing effect.

5.3.2. Corporate Proceedings. All corporate proceedings of Buyer in connection with this Agreement and the Collateral Agreements and the transactions contemplated thereby, and all documents and instruments incident thereto, shall be reasonably satisfactory in substance and form to Seller, and its counsel, and Seller and its counsel shall have received all such documents and instruments, or copies thereof, certified if requested, as may be reasonably requested.

5.3.3. Consents and Approvals. Seller shall have obtained and delivered to Buyer copies of all Governmental Approvals and Consents necessary to be obtained by it to consummate the transactions contemplated under this Agreement and the Collateral Agreements, unless failure to obtain such Governmental Approvals or Consents would not individually or in the aggregate, have a Material Adverse Effect.

5.3.4. Collateral Agreements. Buyer shall have entered into each of the Collateral Agreements to which it is a party.

CONFIDENTIAL (11.10.06)	Page 18 of 34	BUYER: ___ SELLER: ___

5.3.5. Closing Deliveries. Buyer shall have delivered to and/or entered into with, as the case may be, the Seller at the Closing (or as soon as practicable thereafter) the following items:

(a) an assignment of lease agreement to Buyer, dated as of the Closing Date (or a date subsequent as practicable after the formation of Buyer’s formation, as mutually agreed), with respect to the Lease in form attached as Schedule 5.2.5(d);

(b) funds in the amount of One Hundred and Fifty Thousand Dollars ($150,000) by wire transfer; and

(c) Buyer shall have assumed the Assumed Liabilities as soon as practicable after the formation of Buyer’s subsidiary.

5.3.6. Consents. Seller shall have received the Consent from the lessor of the Lease to assign the lease to the Buyer, as set forth in Schedule 5.3.6.

ARTICLE VI

EMPLOYEES AND EMPLOYEE BENEFIT PLANS

6.1. Employment of Seller's Employees. (a) Seller will use its best efforts to cause the employees employed by Seller in the Business as of the Closing Date to make available their employment services to the Buyer and its subsidiary. For a period of five (5) years from the Closing Date, Seller will not, and will not permit any of its Affiliates to, solicit, offer to employ or retain the services of or otherwise interfere with the relationship of Buyer with any Person employed by or otherwise engaged to perform services for Buyer in connection with the operation of the Business or the use of the Assets.  Seller shall not be entitled to receive any additional compensation, beyond that set forth in Section 2.2, above, for Seller’s obligations under this Article VI.

(b) Effective as of the Closing Date, Buyer shall offer employment to all of the Employees who are employed by Seller principally in the Business, at wage or salary levels, as applicable, and with employee benefits that are in compliance with applicable law.  Those Employees who accept such offers of employment shall be referred to herein as the "Transferred Employees."  As soon as practicable after formation of Buyer’s subsidiary, Buyer shall employ the Transferred Employees set forth in Schedule 6.1(b).

(c) As soon as practicable after formation of the Buyer’s subsidiary, conditional on Closing, Buyer shall assume and be responsible for all Plans and other benefits of the Transferred Employees, accruing on or after the Closing Date.  The Seller shall quantify to Buyer the amount of accrued vacation pay due and owning to the Transferred Employees as of the Effective Date.

6.2. Workers Compensation. From and after the Closing Date, Seller shall remain solely responsible for any and all liabilities to or in respect of any Transferred Employee relating to or arising in connection with any and all claims for workers' compensation benefits arising in connection with any occupational injury or disease occurring or existing on or prior to the Closing Date.

ARTICLE VII

DEFINITIONS, MISCELLANEOUS

7.1. Definition of Certain Terms. The terms defined in this Section 7.1, whenever used in this Agreement (including in the Schedules), shall have the respective meanings indicated below for all purposes of this Agreement. All references herein to a Section, Article or Schedule are to a Section, Article or Schedule of or to this Agreement, unless otherwise indicated.

Affiliate: of a Person means a Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the first Person. "Control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise.

CONFIDENTIAL (11.10.06)	Page 19 of 34	BUYER: ___ SELLER: ___

Agreement: this Asset Purchase Agreement, including the Schedules hereto.

Applicable Law: all applicable provisions of all (i) constitutions, treaties, statutes, laws (including the common law), rules, regulations, ordinances, codes or orders of any Governmental Authority, (ii) Governmental Approvals and (iii) orders, decisions, injunctions, judgments, awards and decrees of or agreements with any Governmental Authority.

Assets: as defined in Section 1.1.

Assumed Liabilities: as defined in Section 2.5.

Business: the business of the Seller pertaining to the Assets, and the Assumed Liabilities, and relating generally to the creation, engineering and development of intellectual property related to medical devices, and the provision of technical and professional services in connection therewith.

Buyer: as defined in the first paragraph of this Agreement.

Buyer Indemnities: as defined in Section 7.2(a).

Closing: as defined in Section 2.1.

Closing Date: as defined in Section 2.1.

Code: the Internal Revenue Code, as amended.

Collateral Agreements: the agreements and other documents and instruments described in Sections 5.2.5 and 5.2.7.

Consent: any consent, approval, authorization, waiver, permit, grant, franchise, concession, agreement, license, exemption or order of, registration, certificate, declaration or filing with, or report or notice to, any Person, including but not limited to any Governmental Authority.

Contract: as defined in Section 3.1.12(a).

Covered Returns: as defined in Section 3.1.6.

Covered Taxes: any and all Taxes required to be paid by Seller in connection with the ownership, operation or transfer of the Business, Assets or otherwise.

$ or Dollars: lawful money of the United States of America.

Employees: all of employees of Seller employed or formerly employed in the operation of the Business, including their respective beneficiaries and dependents.

Excluded Liabilities: as defined in Section 2.6.

Financial Statements: each of the financial statements required to be provided by Section 3.1.4.

Fixed Assets: as defined in Section 1.1 and more specifically described in Schedule 1.1.

GAAP: generally accepted accounting principles as in effect in the United States.

Governmental Approval: any Consent of, with or to any Governmental Authority.

Governmental Authority: any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, any government authority, agency, department, board, commission or instrumentality of the United States, any State of the United States or any political subdivision thereof, and any tribunal or arbitrator(s) of competent jurisdiction, and any self-regulatory organization.

CONFIDENTIAL (11.10.06)	Page 20 of 34	BUYER: ___ SELLER: ___

Henvil Corp..: the Ontario, Canada corporation, which is a Fifty Percent (50%) shareholder in Seller, owned and controlled by Steve Livneh, and located at 3180 Grand Marais E., Windsor, Ontario Canada N8W 4W5.

Indemnified Party: as defined in Section 7.2(d).

Indemnifying Party: as defined in Section 7.2(d).

Intangible Assets: as defined in Section 1.1 and more specifically described in Schedule 1.1.

Intellectual Property: any and all United States and foreign: (a) patents (including design patents, industrial designs and utility models) and patent applications (including docketed patent disclosures awaiting filing, reissues, divisions, continuations-in-part and extensions), patent disclosures awaiting filing determination, inventions and improvements thereto; (b) trademarks, service marks, trade names, trade dress, logos, business and product names, slogans, and registrations and applications for registration thereof; (c) copyrights (including software) and registrations thereof but excluding the name "Lican Developments, Ltd."; (d) inventions, processes, designs, formulae, trade secrets, know-how, industrial models, confidential and technical information, manufacturing, engineering and technical drawings, product specifications and confidential business information; (e) mask work and other semiconductor chip rights and registrations thereof; (f) intellectual property rights similar to any of the foregoing; (g) copies and tangible embodiments thereof (in whatever form or medium, including electronic media).

Intellectual Property Assets: as defined in Section 1.1(c).

Inventories: as defined in Section 1.1(b).

IRS: the Internal Revenue Service.

Knowledge: an individual will be deemed to have "Knowledge" of a particular fact or other matter if: (a) such individual is actually aware of such fact or other matter; or (b) a prudent individual could reasonably be expected to discover or otherwise become aware of such fact or other matter with the exercise of reasonable and prudent diligence and oversight. A Person (other than an individual) will be deemed to have "Knowledge" of a particular fact or other matter if any individual who is serving, or who has at any time served, as a director, officer, partner, executor, or trustee of such Person (or in any similar capacity) has, or at any time had, Knowledge of such fact or other matter. For purposes of this Agreement, “Knowledge” when used with respect to Seller shall mean the Knowledge of Mr. Steve Livneh, and when used with respect to Buyer shall mean the Knowledge of Mr. Moshe Citronowicz.

Lease: means the real property lease pursuant to which Seller is the lessee, for the use of the commercial space within which the Business is currently being conducted.

Lien: any mortgage, pledge, hypothecation, right of others, claim, security interest, encumbrance, lease, sublease, license, occupancy agreement, adverse claim or interest, easement, covenant, encroachment, burden, title defect, title retention agreement, voting trust agreement, interest, equity, option, lien, right of first refusal, charge or other restrictions or limitations of any nature whatsoever, including but not limited to such as may arise under any Contracts.

Losses: as defined in Section 7.2(a).

Material Adverse Effect: any event, occurrence, fact, condition, change or effect that is materially adverse to the business, operations, prospects, results of operations, prospects, condition (financial or otherwise), properties (including intangible properties), assets (including intangible assets) or liabilities of the Business or related to the Assets.

MODULLION™ Products: medical devices and related services based on or derived from the Intellectual Property Assets pertaining to the “Modullion” designs and trade name.

CONFIDENTIAL (11.10.06)	Page 21 of 34	BUYER: ___ SELLER: ___

Net Sales: the arithmetic result determined by subtracting the following items from gross sales: merchandise returned for credit, allowances for damaged or missing goods, freight out, and any cash discounts allowed.

Non-Competition Agreement: as defined in Section 5.2.5.

Owned Intellectual Property: as defined in Section 3.1.18(a).

Permitted Liens: (i) Liens reserved against in the Unaudited Financial Statements, to the extent so reserved, (ii) Liens for Taxes not yet due and payable or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of Seller in accordance with GAAP, or (iii) Liens that, individually and in the aggregate, do not and would not materially detract from the value of any of the property or assets of the Business or materially interfere with the use thereof as currently used or contemplated to be used or otherwise.

Person: any natural person, firm, partnership, association, corporation, company, trust, business trust, Governmental Authority or other entity.

Plans: any "employee benefit plan," and each bonus, incentive or deferred compensation, severance, termination, retention, change of control, stock option, stock appreciation, stock purchase, phantom stock or other equity-based, performance or other employee or retiree benefit or compensation plan, program, arrangement, agreement, policy or understanding, whether written or unwritten, that provides or may provide benefits or compensation in respect of any Employees or under which any Employee is or may become eligible to participate or derive a benefit and that is or has been maintained or established by Seller, or to which Seller or any Related Person contributes or is or has been obligated or required to contribute or with respect to which Seller may have any liability or obligation.

Purchase Price: as defined in Section 2.2.

Restricted Stock: Shares of Common Stock of Bovie Medical Corporation which have not been registered under the United States Securities Act of 1933, as amended (the “Act”), and each restricted stock certificate shall bear a restrictive legend to the effect that the shares have not been registered under the Act and may not be transferred or sold in the absence of an effective registration statement duly filed with the U.S. Securities and Exchange Commission with respect to the shares, or the Issuer is otherwise furnished with an opinion of counsel, satisfactory to it, that registration is not required under the Act.

RF Skin Resurfacing: the invention of the Seller described in Exhibit “B” hereto.

RF Skin Resurfacing Products: medical devices and related services based on or derived from the Intellectual Property Assets pertaining to the “RF Skin Resurfacing” designs and trade name.

SEAL-N-CUT: the invention of the Seller described in the Exhibit “C” hereto.

SEAL-N-CUT Products: medical devices and related services based on or derived from the Intellectual Property Assets pertaining to the “SEAL-N-CUT” designs and trade name.

Sellers Accountants: means Canadian Chartered Accountant Mario Parete.

Seller: as defined in the first paragraph of this Agreement.

Subsidiaries: each corporation or other Person in which a Person owns or controls, directly or indirectly, capital stock or other equity interests representing at least 50% of the outstanding voting stock or other equity interests.

CONFIDENTIAL (11.10.06)	Page 22 of 34	BUYER: ___ SELLER: ___

Tax: any United States or Canadian federal, state, provincial, local, foreign or other income, alternative, minimum, accumulated earnings, personal holding company, franchise, capital stock, net worth, capital, profits, windfall profits, gross receipts, value added, sales, use, goods and services, excise, customs duties, transfer, conveyance, mortgage, registration, stamp, documentary, recording, premium, severance, environmental (including taxes under Section 59A of the Code), real property, personal property, ad valorem, intangibles, rent, occupancy, license, occupational, employment, unemployment insurance, social security, disability, workers' compensation, payroll, health care, withholding, estimated or other similar tax, duty or other governmental charge or assessment or deficiencies thereof (including all interest and penalties thereon and additions thereto whether disputed or not).

Tax Return: any return, report, declaration, form, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

Tip-on-Tube: the invention of the Seller described in Exhibit “D” hereto.

Tip-on-Tube Products: medical devices and related services based on or derived from the Intellectual Property Assets pertaining to the “Tip on Tube” designs and trade name.

Transaction Expenses: as defined in Section 7.4.

Transfer Amounts: as defined in Section 6.2(c).

Transferred Employees: as defined in Section 6.1(b).

Transfer Taxes: as defined in Section 4.1.8.

Treasury Regulations: the regulations prescribed pursuant to the Code.

Unaudited Balance Sheet Date: as defined in Section 3.1.4.

Withholding Taxes: as defined in Section 3.6(a).

7.2. Indemnification. (a) By Seller. Seller covenants and agrees to defend, indemnify and hold harmless the Buyer, its officers, directors, employees, agents, advisers, representatives and Affiliates (collectively, the "Buyer Indemnitees") from and against, and pay or reimburse the Buyer Indemnitees for, any and all claims, liabilities, obligations, losses, fines, costs, royalties, proceedings, deficiencies or damages (whether absolute, accrued, conditional or otherwise and whether or not resulting from third party claims), including out-of-pocket expenses and reasonable attorneys' and accountants' fees incurred in the investigation or defense of any of the same or in asserting any of their respective rights hereunder (collectively, "Losses"), resulting from or arising out of:

(i) any material inaccuracy of any representation or warranty by Seller herein or in any Collateral Agreement or in connection herewith or therewith;

(ii) any material failure of Seller to perform any covenant or agreement hereunder or Collateral Agreement or to fulfill any other obligation in respect hereof or of Collateral Agreement;

(iii) any Excluded Liabilities or Excluded Assets;

(iv) any and all Taxes of Seller and its Affiliates not relating to or arising out of the Business;

(v) any and all Benefit Liabilities in respect of Employees except, with respect to Transferred Employees, to the extent expressly assumed by the Buyer pursuant to Article VI;

(vi) any product liability claim with respect to products manufactured or sold or events occurring prior to the Closing; and

(vii) any failure of the Seller to comply with applicable bulk sales laws (in consideration of which indemnification obligation the Buyer hereby waives compliance by Seller with any applicable bulk sales laws).

CONFIDENTIAL (11.10.06)	Page 23 of 34	BUYER: ___ SELLER: ___

Except for inaccuracies in the representations and warranties contained in Sections 3.1.1, 3.1.2, 3.1.3 and 3.1.6, Seller shall not be required to indemnify the Buyer Indemnities with respect to any claim for indemnification pursuant to clause (i) of the first sentence of this Section 7.2(a) unless and until the aggregate amount of all claims against Seller under such clause exceeds One Thousand Dollars ($1,000) and then only to the extent such aggregate amount exceeds One Thousand Dollars ($1,000).

(b) By the Buyer. Buyer covenants and agrees to defend, indemnify and hold harmless Seller and its officers, directors, employees, agents, advisers, representatives and Affiliates (collectively, the "Seller Indemnities") from and against any and all Losses resulting from or arising out of:

(i) any material inaccuracy in any representation or warranty by Buyer herein or in any Collateral Agreement or in connection therewith; or

(ii) any material failure of Buyer to perform any covenant or agreement made or contained in this Agreement or any Collateral Agreement or to fulfill any other obligation in respect thereof;

(iii) the Assumed Liabilities; and

(iv) the Buyer's ownership, operation or use of the Assets following the Closing Date,

except, in the case of clause (iv), to the extent such Losses result from or arise out of the Excluded Liabilities or constitute Losses for which Seller is required to indemnify the Buyer Indemnities under Section 7.2(a). Except for inaccuracies in the representations and warranties contained in Sections 3.2.1 and 3.2.2, Buyer shall not be required to indemnify Seller Indemnitees with respect to any claim for indemnification pursuant to clause (i) of the first sentence of this Section 7.2(b) unless and until the aggregate amount of all claims against Buyer under such clause exceeds One Thousand Dollars ($1,000) and then only to the extent such aggregate amount exceeds One Thousand Dollars ($1,000).

(c) Indemnification Procedures. In the case of any claim asserted by a third party against a party entitled to indemnification under this Agreement (the "Indemnified Party"), notice shall be given by the Indemnified Party to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual Knowledge of any claim as to which indemnity may be sought, and the Indemnified Party shall permit the Indemnifying Party (at the expense of such Indemnifying Party) to assume the defense of any claim or any litigation resulting therefrom, provided that (i) the counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be reasonably satisfactory to the Indemnified Party, (ii) the Indemnified Party may participate in such defense at such Indemnified Party's expense, and (iii) the omission by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except to the extent that such omission results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is materially damaged as a result of such failure to give notice. Except with the prior written consent of the Indemnified Party, no Indemnifying Party, in the defense of any such claim or litigation, shall consent to entry of any judgment or enter into any settlement that provides for injunctive or other non-monetary relief affecting the Indemnified Party or that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. In the event that the Indemnified Party shall in good faith determine that the conduct of the defense of any claim subject to indemnification hereunder or any proposed settlement of any such claim by the Indemnifying Party might be expected to affect adversely the Indemnified Party's Tax liability or the ability of the Buyer to conduct its business (including, but not limited to, use, license or transfer of the Assets, or any part thereof), or that the Indemnified Party may have available to it one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the Indemnifying Party in respect of such claim or any litigation relating thereto, the Indemnified Party shall have the right at all times to take over and assume control over the defense, settlement, negotiations or litigation relating to any such claim at the sole cost of the Indemnifying Party, provided that if the Indemnified Party does so take over and assume control, the Indemnified Party shall not settle such claim or litigation without the written consent of the Indemnifying Party, such consent not to be unreasonably withheld. In the event that the Indemnifying Party does not accept the defense of any matter as above provided, the Indemnified Party shall have the full right to defend against any such claim or demand and shall be entitled to settle or agree to pay in full such claim or demand. In any event, the Indemnifying Party and the Indemnified Party shall cooperate in the defense of any claim or litigation subject to this Section 7.2 and the records of each shall be available to the other with respect to such defense.

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(d) Time Limitation. All claims for indemnification under clause (i) of the first sentence of Section 7.2(a) or clause (i) of the first sentence of Section 7.2(b) must be asserted within thirty (30) days of the termination of the respective survival periods set forth in Section 7.3.

7.3. Survival of Representations and Warranties. The representations and warranties contained in this Agreement shall survive the execution and delivery of this Agreement, any examination by or on behalf of the Parties hereto and the completion of the transactions contemplated herein, but only to the extent specified below:

(a) except as set forth in clauses (b) and (c) below, the representations and warranties contained in Section 3.1 and Section 3.2 shall survive for a period of five (5) years following the Closing Date.

(b) the representations and warranties contained in Sections 3.1.1, 3.1.2, 3.1.3, 3.2.1 and 3.2.2 shall survive without limitation; and

(c) the representations and warranties of Seller contained in Section 3.1.6 shall survive as to any Tax covered by such representations and warranties for so long as any statute of limitations for such Tax remains open, in whole or in part, including without limitation by reason of waiver of such statute of limitations.

7.4. Expenses. Except as provided in Section 4.1.8, Seller, on the one hand, and Buyer, on the other hand, shall bear their respective expenses, costs and fees (including attorneys', auditors' and financing commitment fees) in connection with the transactions contemplated hereby, including the preparation, execution and delivery of this Agreement and compliance herewith (the "Transaction Expenses"), whether or not the transactions contemplated hereby shall be consummated.

7.5. Severability. If any provision of this Agreement, including any phrase, sentence, clause, Section or subsection is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

7.6. Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or (c) sent by next-day or overnight mail or delivery or (d) sent by facsimile or telegram.

(i) if to the Buyer to,
Bovie Medical Corporation
7100 30th Avenue, North
St. Petersburg, FL 33710
Attn: Moshe Citronowicz, COO

with a copy to:
Bovie Medical Corporation
7100 30th Avenue, North
St. Petersburg, FL 33710
Attn: General Counsel
(ii) if to Seller,
Lican Developments, Ltd.
3180 Grand Marais Blvd. E.
Windsor, Ontario
Canada N8W 4W5
Attn: Steve Livneh, President

CONFIDENTIAL (11.10.06)	Page 25 of 34	BUYER: ___ SELLER: ___

with a copy to:
Miller Canfield Paddock and Stone, LLP
443 Ouellette Avenue
Windsor, Ontario, Canada
Attn: Jeffrey Slopen

or, in each case, at such other address as may be specified in writing between the Parties.

All such notices, requests, demands, waivers and other communications shall be deemed to have been received (w) if by personal delivery on the day after such delivery, (x) if by certified or registered mail, on the seventh business day after the mailing thereof (provided sender produces countersigned return receipt), (y) if by next-day or overnight mail or delivery, on the day delivered, (z) if by facsimile or telegram, on the next day following the day on which such facsimile or telegram was sent, provided that a copy is also sent by certified or registered mail.

7.7. Change in Control.  (a) Buyer Acquired. If Buyer is acquired by a third party during the period of five (5) years after the Closing Date, and Buyer thereafter elects not to commercialize the products for which Seller is entitled to receive the royalty payments set forth in Section 2.2, Seller shall notify in writing Buyer of its election to invoke this Section of the Agreement.

(b) Appraiser. No later than thirty (30) days after Buyer’s receipt of Seller’s notice under 7.7(a), Buyer and Seller shall mutually select an appraiser (the “Appraiser”) whose determination of Seller’s Added Value shall be binding upon the Parties only for the purposes set forth in this Section 7.7.  If Buyer and Seller cannot agree on an Appraiser, Buyer and Seller shall each select an appraiser that satisfies the qualifications and experience requirements of the Appraiser, who in turn will select the Appraiser.  Appraiser shall possess professional qualifications and industry experience suitable to the determination of Seller’s Added Value.   Buyer and Seller shall each pay one-half of the professional fees and expenses of the Appraiser (and of Buyer’s and Seller’s appraisers, if necessary, as set forth above).  “Seller’s Added Value” means the incremental value above Buyer’s market capitalization (as of the Closing Date) attributed to the Assets acquired under this Agreement.

(c) Fee Payable. No later than ninety (90) days after the Parties’ receipt of the Appraiser’s report containing the determination of Seller’s Added Value, Buyer shall pay to Seller an amount (the “Change in Control Fee”) equal to Five Percent (5%) of Seller’s Added Value.

(d) Accelerated Vesting.  Upon Buyer’s payment to Seller of the Change in Control Fee set forth in Section 7.7(c), Buyer shall immediately accelerate the vesting of all remaining unvested, restricted shares granted pursuant to Section 2.2(c), if any.

(e) Release. Upon Buyer’s payment to Seller of the Change in Control Fee in Section 7.7(c) and Buyer’s accelerated vesting of restricted shares in Section 7.7(d), Seller shall contemporaneously deliver to Buyer a duly executed release in favor of Buyer and its Affiliates, officers, directors, employees, agents, advisors, attorneys, accountants, and consultants (collectively, the “Released Parties”), in a form acceptable to Buyer’s counsel, relieving the Released Parties from any further obligations under Section 2.2.

7.8. Miscellaneous.

7.8.1. Headings. The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

7.8.2. Entire Agreement. This Agreement (including the Schedules and Exhibits hereto) and the Collateral Agreements (when executed and delivered) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof.

7.8.3. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

CONFIDENTIAL (11.10.06)	Page 26 of 34	BUYER: ___ SELLER: ___

7.8.4. Governing Law. This Agreement shall be governed in all respects, including as to validity, interpretation and effect, by the internal laws of the State of Florida, without giving effect to the conflict of laws rules thereof to the extent that the application of the law of another jurisdiction would be required thereby. Buyer and Seller hereby irrevocably submit to the jurisdiction of the courts of the State of Florida and the Federal courts of the United States of America located in the State, City and County of St. Petersburg, Florida, USA, solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any of such document may not be enforced in or by said courts, and the Parties irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a St. Petersburg, Florida, State or Federal court. Buyer and Seller hereby consent to and grant any such court jurisdiction over the person of such Parties and over the subject matter of any such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 7.6, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

7.8.5. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and permitted assigns.

7.8.6. Assignment. This Agreement shall not be assignable or otherwise transferable by any Party hereto without the prior written consent of the other party hereto, provided that the Buyer may assign this Agreement to any Subsidiary of the Buyer or to any lender to the Buyer or any Subsidiary or Affiliate thereof as security for obligations to such lender in respect of the financing arrangements entered into in connection with the transactions contemplated hereby and any re-financings, extensions, re-funding or renewals thereof, provided, further, that no assignment to any such lender shall in any way affect the Buyer's obligations or liabilities under this Agreement.

7.8.7. No Third Party Beneficiaries. Except as provided in Section 7.2 with respect to indemnification of Indemnified Parties hereunder, nothing in this Agreement shall confer any rights upon any person or entity other than the Parties hereto and their respective heirs, successors and permitted assigns.

7.8.8. Amendment; Waivers. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the Party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the Party granting such waiver in any other respect or at any other time. Neither the waiver by any of the Parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the Parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any Party may otherwise have at law or in equity. The rights and remedies of any Party based upon, arising out of or otherwise in respect of any inaccuracy or breach of any representation, warranty, covenant or agreement or failure to fulfill any condition shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement as to which there is no inaccuracy or breach. The representations and warranties of Seller shall not be affected or deemed waived by reason of any investigation made by or on behalf of the Buyer (including but not limited to by any of its advisors, attorneys, consultants or representatives) or by reason of the fact that the Buyer or any of such advisors, attorneys, consultants or representatives knew or should have known that any such representation or warranty is or might be inaccurate.

CONFIDENTIAL (11.10.06)	Page 27 of 34	BUYER: ___ SELLER: ___

7.8.9. Foreign Currencies. Unless otherwise stated, all dollars specified in this Agreement and the Collateral Agreements shall be in U.S. dollars. All foreign currency shall be converted to U.S. dollar equivalents determined on the basis of the exchange rates published in The Wall Street Journal on the date three (3) days prior to the relevant Closing (or, if The Wall Street Journal is not published on such date, the next preceding date on which it is published).

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the Effective Date.

BOVIE MEDICAL CORPORATION

By:	/S/ Moshe Citronowicz

Name:	Moshe Citronowicz

Title:	VP/COO

LICAN DEVELOPMENTS, LTD.

By:	/S/ Steve Livneh

Name:	Steve Livneh

Title:	President

CONFIDENTIAL (11.10.06)	Page 28 of 34	BUYER: ___ SELLER: ___

SCHEDULES – Exceptions and Declarations

Schedule 1.1 (Assets)

Fixed Assets (Seller)

Item	Asset	Model	S/N	Owner
1	Emcomat Tabletop Lathe	8.4	8.4	Lican
2	Hardinge Lathe	HC	CT-A	Lican
3	16 Speed Heavy Duty Drill Press	1412	4299	Lican
4	Castek EDM Hole Driller	SD20	80207144	Lican
5	8" Bench Grinder	55-3516-6	4075	Lican
6	Degreasing Machine	E110	1056332	Lican
7	Foredom Hand grinder		F060343	Lican
8	Baldor Polisher		P4-96	Lican
9	Baltec Riveter	RN081	810029	Lican
10	See Attached List of Office Equipment, Telephone System, TV, Work Bench, Software Licenses, Printers (4), Routers (2), Facsimile Machine (1), Computers (7), and Monitors (7).	See Attached List	See Attached List	Lican

Intangible Assets (Seller)

Item	Asset		Owner
1	Provisional Patent Applications for MODULLION	See Exhibit A	Lican
2	Provisional Patent Applications for RF Skin Resurfacing	See Exhibit B	Lican
3	Provisional Patent Applications for SEAL-N-CUT	See Exhibit C	Lican
4	Provisional Patent Applications for TIP-ON-TUBE	See Exhibit D	Lican
5	MODULLION trademark (unregistered)		Lican
6	SEAL-N-CUT trademark (unregistered)		Lican
7	TIP-ON-TUBE trademark (unregistered)		Lican
8	Organized ISO-Certified Workforce		Lican
9	ISO Certified Manufacturing Process & ISO Certification

Schedule 1.2 (Excluded Assets)

None.

Schedule 2.2(a) (Seller’s Wire Transfer Information)

Routing Number: 38842004
Account Number: 0298-7303273
Bank Name: TD Canada Trust Bank
3281 Dougall Street, Windsor, ON

CONFIDENTIAL (11.10.06)	Page 29 of 34	BUYER: ___ SELLER: ___

Lican Developments Ltd.
3180 Grand Marais Blvd., Windsor, ON

Schedule 2.2(e) (Tip-on-Tube Product Royalties)

The royalties payable under these subsections shall be determined for Net Sales on a calendar year basis and shall be disbursed no later than sixty (60) days after the end of each calendar year during the Term.

Schedule 2.2(f) (RF Skin Resurfacing Product Royalties)

The royalties payable under these subsections shall be determined for Net Sales on a calendar year basis and shall be disbursed no later than sixty (60) days after the end of each calendar year during the Term.

Schedule 2.2(g) (Seal-n-Cut Product Royalties)

The royalties payable under these subsections shall be determined for Net Sales on a calendar year basis and shall be disbursed no later than sixty (60) days after the end of each calendar year during the Term.

Schedule 2.2(h) (Modullion Product Royalties)

The royalties payable under these subsections shall be determined for Net Sales on a calendar year basis and shall be disbursed no later than sixty (60) days after the end of each calendar year during the Term.

Schedule 2.2(i) (Morsellator Product Royalties and Focused Ultrasonic Energy Skin Products Royalties)

The royalties payable under these subsections shall be determined for Net Sales on a calendar year basis and shall be disbursed no later than sixty (60) days after the end of each calendar year during the Term.

Schedule 2.4(b) (Assumed Liabilities)

There are no additional Assumed Liabilities.

Schedule 3.1.3 (No Conflicts)

None.

Schedule 3.1.5 (Absence of Undisclosed Liabilities)

None.

Schedule 3.1.6(a) (Covered Taxes)

None.

Schedule 3.1.6(b) (Taxes)

None.

CONFIDENTIAL (11.10.06)	Page 30 of 34	BUYER: ___ SELLER: ___

Schedule 3.1.6(c) (Taxes)

None.

Schedule 3.1.6(d) (No Litigation or Appeal for Taxes)

None.

Schedule 3.1.7 (Absence of Changes Since Unaudited Balance Sheet Date)

Seller has operated the Business since the Unaudited Balance Sheet Date in the ordinary course and in a manner consistent with prior practices.

Schedule 3.1.8 (No Litigation)

None.

Schedule 3.1.9(a) (Governmental Approvals)

None.

Schedule 3.1.9(b) (Governmental Approvals)

•	Consent of relevant Governmental Authority to the transfer of Seller’s ISO registration.
•	Consent of relevant Governmental Authority to the transfer of all provisional patent applications related to the Intellectual Property Assets.

Schedule 3.1.9(c) (Governmental Authority Contracts)

Federal (IRAP) grant of CDN $90,000 to support the development of the MODULLION project.

Schedule 3.1.10 (Operation of the Business)

Lease and other matters related to the Business were conducted through Henvil Corp.

Schedule 3.1.11 (Title to Assets)

Personal Property Security Act (Ontario) registration bearing reference file number 900855936.

Schedule 3.1.12(a) (Contracts)

•	Lease between Henvil Corp. and L&M COCO Construction Ltd. for the lease of approximately 4,375 square feet of the premises municipally located at 3180 Grand Marais Blvd. E., Windsor, Ontario, N8W 4W5;

•	Federal (IRAP) grant of CDN $90,000 to support the development of the MODULLION; and

•	Verbal employment agreements for eight (8) current employees of the Seller.

CONFIDENTIAL (11.10.06)	Page 31 of 34	BUYER: ___ SELLER: ___

Schedule 3.1.12(c) (Contracts)

None.

Schedule 3.1.14 (Inventories)

None.

Schedule 3.1.15 (Suppliers)

See Attached.

Schedule 3.1.16(a) (Product Warranties)

None.

Schedule 3.1.16(b) (Product Liabilities)

None.

Schedule 3.1.16(c) (Product Rebates)

None.

Schedule 3.1.18(a) (Owned Intellectual Property)

1.  Multi-Mode Surgical Instrument (68,197-003) filed 1/25/2005 and published on 7/28/2005 [Non-provisional application].

2.  Apparatus and Method for Skin Tightening and Corrective Forming (68,197-008) filed 3/17/2006 [Provisional application].

3.  Apparatus and Method for Skin Tightening and Corrective Forming (68,197-009) filed 7/5/2006 [Provisional application].

4.  Surgical and General Instrument Having Detachable and Movable Jaws with Stationary Tip Mechanism (68,197-010) filed 6/30/2006 [Provisional application].

5.  Seal-N-Cut Forceps (68,197-011) filed 7/13/2006 [Provisional application].

6.  The unregistered trademarks TIP-ON-TUBE, SEAL-N-CUT, MODULLION, and MORSELLATOR.

Schedule 3.1.18(d) (Licensing Arrangements)

None.

Schedule 3.1.18(g) (Use of Name and Mark)

None.

CONFIDENTIAL (11.10.06)	Page 32 of 34	BUYER: ___ SELLER: ___

Schedule 3.1.19 (Insurance Policies)

Seller has no insurance policies in force.

Schedule 3.1.20(a) (Employee & Labor Matters)

•	Verbal employment agreements for eight (8) current employees of the Seller.

Schedule 3.1.21 (Confidentiality)

None.

Schedule 3.2.2 (No Governmental Approvals or Consents)

There are no Governmental Approvals required of the Buyer.  The Buyer requires its Board of Directors’ approval for the Asset Purchase Agreement and each Collateral Agreement, including the employment agreements for Steve Livneh and Howard Stallard.

Schedule 5.2.5(a) (Livneh Employment Agreement)

See Attached.

Schedule 5.2.5(b) (Stallard Employment Agreement)

See Attached.

Schedule 5.2.5(c) (Release and Consent from Henvil)

See Attached.

Schedule 5.2.5(d) (Lease Assignment Agreement)

See Attached.

Schedule 5.2.5(e) (Lican Non-Competition Agreement)

See Attached.

Schedule 5.2.7(a) (Bill of Sale & General Conveyance for Assets)

See Attached.

Schedule 5.2.7(b) (Assignments and Consents)

See Attached.

Schedule 5.3.6 (Consent from Seller’s Lessor)

See Attached.

CONFIDENTIAL (11.10.06)	Page 33 of 34	BUYER: ___ SELLER: ___

Schedule 6.1(b) (List of Transferred Employees)

Girald, Conrad J.	465-768-679	257 King Street, Amherstberg, ON N9V 2C4
Qian, Dong	520-343-286	3655 Sandwich Street, Windsor, ON N9C 1B8
Stallard, Howard	472-400-043	2357 Docherty Drive, Tecumseh, ON N8N 4R1
Lifei, Jiang	548-707-306	3655 Sandwich Street, Windsor, ON N9C 1B8
Stallard, Sean	523-778-744	3655 Sandwich Street, #209, Windsor, ON N9C 1B8
Livneh, Steve	484-298-047	440 Dalhousie, Amherstburg, ON N9V 1X3
Yu, Yingue	533-841-979	3655 Sandwich Street, #210, Windsor, ON N9C 1B8
Turnbull, Zachary	524-508-843	3655 Sandwich Street, Windsor, ON N9C 1B8

Exhibit A – Provisional Patent Applications for Modullion

See Attached.

Exhibit B – Provisional Patent Applications for RF Skin Resurfacing

See Attached.

Exhibit C – Provisional Patent Applications for Seal-n-Cut

See Attached.

Exhibit D - Provisional Patent Applications for Tip-on-Tube

See Attached.

CONFIDENTIAL (11.10.06)	Page 34 of 34	BUYER: ___ SELLER: ___

EXHIBIT A

SURGICAL AND GENERAL INSTRUMENT HAVING
DETACHABLE AND MOVABLE JAWS WITH STATIONARY TIP
MECHANISMS

BACKGROUND OF THE INVENTION

1.  Field of the Invention

[0001]                      The present invention relates to surgical and general instruments that allow the attachment and detachment of working tips (i.e. single or double action jaws assembly) to reusable handles.

2.  Description of the Prior Art

[0001]                      Today's endoscopic and arthroscopic surgical instruments encompass a multitude of different designs.  While all may be designed to serve the same function, for example, each one may be shaped differently to provide the surgeon better access to perform the procedure.  For example, a pair of forceps may include a tube that extends from a pair of handles.  A blade is disposed at an end to the tube for performing the surgery.  The tube, near the blade in one pair of forceps is bent upward to provide the surgeon with the required access in the patient to make a first cut.  However, if the surgeon needs to perform a second cut, on the same patient, but in a different position, the surgeon must get a different pair of forceps where the tube is bent to a different orientation.

[0002]                      Based on the above, it is easy to relate to today's realities of the operating room where a large inventory of specific instruments must be kept in an inventory at a high cost.  Managing and maintaining this inventory is costly and complex.  Lack of flexibility among the instruments are a direct added cost to each surgery, while maintaining the different variety of instruments necessitates trained personnel and sterilization facilities and capabilities.

1

SUMMARY OF THE INVENTION AND ADVANTAGES

[0003]                      Forceps for performing endoscopic or arthroscopic surgery include a first and a second handle, a tube extending from the handles, a shaft, and a tip-on-tube assembly (TOT).  The tip-on-tube assembly is removably attached to the tube and the shaft.  The tip-on-tube assembly includes a pair of jaws which move relative to one another or other non-moveable elements for performing the surgery.  The tip-on-tube assembly is connected to the tube and the shaft via a collet which is slidably disposed in the tube for moving along the tube to grasp and/or release the tip-on-tube assembly.  As the handles pivot relative to one another, the shaft slides within the tube to grasp the TOT and/or articulate the jaws.  When a different tip-on-tube assembly is desired, the jaws are opened to release the tip-on-tube assembly and the tip-on-tube assembly is removed and replaced by a new tip-on-tube assembly.

[0004]                      Adopting the proprietary embodiments will allow using a variety of different tips, either reusable or disposable, with a reusable handle, at much lower cost and reduced inventory. This is immediately appreciated when comparing our Tip On Tube (TOT) with stand alone, i.e., complete endoscopic forceps, containing handles, triggers, contacts, shafts, rotation devices, ratchet etc.  By reducing the portion of the assembly which is replaced, savings and efficiency gains are substantial even in comparison to modular reposable instruments, where both jaws, the shaft, the tube and an attachment device need to be interchanged as one unit.  Additionally, the useful working TOT may be used in any number of possible hand held or robotic instruments.  Recent advancements in Endoscopy (and many other industrial disciplines) require long reaching instruments, with a variety of movable jaws and tips, (tips are similar to screw drivers with a plurality of tips).  The tips could be the moving type, like single action or double action jaws, or “inert” tips, like electrodes, the tips of screw drivers, Allan wrench tips etc.  The present invention discloses various ways to attach and detach moving tips (i.e. jaws) and stationary tips (i.e. screw driver tip, electrode etc.) to a tube, containing a reciprocating shaft, activated by handles that are attached to the said shaft’s proximal end.  Adopting this invention to endoscopic instrumentation will provide these benefits:

2

•      Reducing the interchangeable parts to a snap-on tip.  This represents major savings when compared with a disposable device with the same tip. This also reduces cost in cases where the tip is reusable.

•      Vast reduction of contaminated waste, especially plastics and other organic materials.

•      Major space and storage saving. Tips could be stored in small, tubular containers that occupy a small fraction of space compared to storing whole or modular instruments.

BRIEF DESCRIPTION OF THE DRAWINGS

[0005]                      Other advantages of the present invention will be readily appreciated, as the same becomes better understood by reference to the following detailed description when considered in connection with the accompanying drawings wherein:

3

[0006]                      Figure 1-1 are endoscopic forceps including jaws and handles where the jaws and handles are spread open;

[0007]                      Figure 1-2 shows an isometric transparent view of the tip area, showing internal mechanism of embodiment ‘type 1’;

[0008]                      Figure 1-3 shows a cross-section of embodiment ‘type 1’;

[0009]                      Figure 2-1 shows the endoscopic forceps and jaws in closed position;

[0010]                      Figure 2-2 shows an isometric transparent view of the closed tip;

[0011]                      Figure 2-3 shows a cross-section of the closed tip of embodiment ‘type 1’;

[0012]                      Figure 3-1 shows the forceps and tip post-ejection or prior to attachment;

[0013]                      Figure 3-2 shows the said tip ejected or prior to loading into the tube;

[0014]                      Figure 3-3 shows a cross-section of both tip and tube post ejection or prior to attachment;

[0015]

[0016]                      Figure 4-1 shows the collet in closed position;

[0017]                      Figure 4-2 shows an exploded view of embodiment ‘type 1’, plus a transparent view of the tube distal end;

[0018]                      Figure 4-3 shows a collet in open position and the reciprocating shaft, normally attached to the collet;

[0019]

4

[0020]                      Figure 5-1 shows embodiment ‘type 1’ with an isometric view of the tip, cross-section of the tube and an isometric view of the distal end of the tube;

[0021]                       Figure 5-2 shows embodiment ‘type 2’ with an isometric view of the tip, cross- section of the tube and an isometric view of the distal end of the tube;

[0022]                      Figure 5-3 shows embodiment ‘type 3’ with an isometric view of the tip, cross- section of the tube and an isometric view of the distal end of the tube;

[0023]                      Figure 5-4 shows embodiment ‘type 4’ with an isometric view of the tip, cross- section of the tube and an isometric view of the distal end of the tube;

[0024]                      Figure 6-1 shows a cross-section of embodiment ‘type 2’ in open position;

[0025]                      Figure 6-2 shows a cross-section of embodiment ‘type 2’ in closed position;

[0026]                      Figure 6-3 shows a cross-section of the tip and tube of embodiment ‘type 2’ post-ejection or prior to attachment;

[0027]                      Figure 6-4 shows 2 isometric views of tip ‘type 2’;

[0028]                      Figure 7-1 shows a cross-section of embodiment ‘type 3’ in open position;

[0029]                      Figure 7-2 shows a cross-section of embodiment ‘type 3’ in closed position;

[0030]                      Figure 7-3 shows a cross-section of the tip and tube of embodiment ‘type 3’ post-ejection or prior to attachment;

[0031]                      Figure 7-4 shows isometric views of the tip and tube of ‘type 3’;

5

[0032]                      Figure 8-1 shows a cross-section of embodiment ‘type 4’, in an open position

[0033]                      Figure 8-2 shows a cross-section view through embodiment ‘type 4’, in closed position;

[0034]                      Figure 8-3 shows cross-section view of the tip and the tube of embodiment ‘type 4’ in post ejection or prior to attachment;

[0035]                      Figure 8-4 shows 2 isometric views of tip and tube of ‘type 4’;

[0036]                      Figure 9-1 shows a cross-section of embodiment ‘type 5’ in open position;

[0037]                      Figure 9-2 shows a cross-section view of embodiment ‘type 5’ in closed position;

[0038]                      Figure 9-3 shows views of the tip and the distal end of the tube assembly of embodiment ‘type 5’ post-ejection or prior to attachment;

[0039]                      Figure 9-4 shows 2 isometric views of the tip and tube distal assembly of embodiment ‘type 5’;

[0040]                      Figure 10-1 shows an isometric view of the tube end clevis;

[0041]                      Figure 10-2 shows an exploded view of ‘type 5’ embodiment;

[0042]                      Figure 10-3 shows a cross-section of the main pin of the ‘type 5’ embodiment;

[0043]                      Figure 11-1 shows the endoscopic forceps with an attached ball end, ‘type 1’ electrode embodiment;

[0044]                      Figure 11-2 shows an isometric transparent view of the tube distal end and the ‘type 1’ electrode;

6

[0045]                      Figure 11-3 shows a cross-section of the tube distal end and the attached electrode ‘type 1’;

[0046]                      Figure 12-1 shows the endoscopic forceps with an ejected ball end, ‘type 1’ electrode embodiment;

[0047]                      Figure 12-2 shows an isometric transparent view of the tube distal end and a view of ‘type 1’ electrode;

[0048]                      Figure 12-3 shows a cross-section of the tube distal end and the detached electrode ‘type 1’;

[0049]                      Figure 13-1 shows cross-sectional and isometric views of the electrode and tube-end of electrode ‘type 2’ embodiments;

[0050]                      Figure 13-2 shows cross-sectional and isometric views of the electrode and tube-end of electrode ‘type 3’ embodiments; and

[0051]                      Figure 13-3 shows cross-sectional and isometric views of electrode and tube-end of electrode ‘type 4’ embodiments.

DETAILED DESCRIPTION OF THE INVENTION

[0052]                      Referring to the Figures, wherein like numerals indicate corresponding parts throughout the several views, endoscopic forceps are shown generally at 80 in Figure 1-1.

[0053]                      Referring to Figures 1-1 through 1-3, the forceps 80 include first and second handles 3, 4, a tube 6 extending from the handles 3, 4, a shaft 5, and a tip-on-tube assembly (TOT) 22.  The TOT 22 extends from an end of the tube 6.  The shaft 5 slidably extends through the tube 6 and movably connects one of the handles 3, 4 and the TOT 22.  Preferably, the shaft 5 is connected to the first handle 3 such that when the first handle 3 is moved with respect to the second handle 4, the shaft 5 slides through the tube 6.

7

[0054]                      The TOT includes an upper and a lower jaw 1, 2.  Referring to Figures 1-3, 2-3, and 3-3, the pair of jaws 1, 2 are shown in cross-section for use with typical endoscopic forceps 80 in an open position, having upper and lower jaws 1, 2.  The jaws 1, 2 may be any shape which facilitates gripping between the two jaws 1, 2.  Typically, the jaws 1, 2 each define a pivot hole and a pin 9 extends though the pivot hole to facilitate pivotal movement of the jaws 1, 2 relative to one another.  Typically, a link 7, 8 extends from each of the jaws 1, 2.  The links 7, 8 are connected to the shaft 5.  The TOT 22 also includes a clevis 11 which is removably connected to the tube 6.  The clevis 11 houses the links 7, 8.  The clevis 9 also defines a pivot hole and the pin 9 extends through the pivot hole for the clevis 9 and the links 7, 8 to pivotally interconnect the links 7, 8 to the clevis 9.  Figure 4-2 shows an exploded view of the “type 1” TOT, which is the embodiment that is shown in Figures 1-1 through 4-3.

[0055]                      The jaws 1, 2 are activated via the handles 3, 4.  A pin 10 interconnects the first handle 3 to the second handle 4 which allows the first handle 3 to pivot and move relative to the second handle 4.  The pivotal movement of handle 3 over the pin 10 pushes and/or pulls the reciprocating shaft 5 through the tube 6. The reciprocating movement of the shaft 5 pushes or pulls links 7, 8, thus causing jaws 1, 2 to pivot simultaneously on the pin 9, thus closing or opening the jaws 1, 2, subject to the relative position of handles 3, 4.

8

[0056]                      The tube 6 defines a central opening 30 and a space 17, which has a larger diameter than the central opening 30.  A collet 12 is slidably disposed inside the central opening 30.  The collet 12 includes a body 82 and a plurality of fingers 21 extending from the body 24 and toward the central opening 30.  In a constricted position, i.e., when the entire collet 12 is disposed in the central opening 30, the fingers 21 are close together.  In a relaxed position, i.e., when the fingers extend into the space 17, the fingers 21 flare away from one another into an open position.  Figures 4-1 and 4-3 show the collet 12 and its fingers 21 in the closed and open views.    The collet 12 is permanently attached to the shaft 5.  A secondary shaft 16 extends from the links 7, 8.  A ball-end 16 extends from the end of the secondary shaft 16.  The collet 12 captures the ball-end 16 of secondary reciprocating shaft 13. The ball-end 16 is confined inside the fingers 21 of the collet 12 between and end 19 of the reciprocating shaft 5 and the fingers 21.  The secondary shaft 16 is connected with links 7, 8 via a pin 14.  The links 7, 8 are each connected to the jaws 1, 2 via a pin 15.

[0057]                      Figure 1-3 shows a cross-section of a “type 1” TOT 22 embodiment. Notice the collet 12 in closed position, in a forward proximity to space 17 within tube-end 6, engulfing and pushing ball-end 16 of the secondary reciprocating shaft 13.  This forces jaws 1, 2 to open via links 7, 8 and pins 14, 15, 9.

[0058]                      Figure 2-1 shows the same forceps 80 as Figure 1-1, but with the jaws 1, 2 and the handles 3, 4 in a closed position. The handle 3 pivots on pin 10 toward handle 4, pulling the reciprocating shaft 5 backwards, thus forcing jaws 1, 2 to close. Figure 2-3 shows collet 12 attached to the reciprocating shaft 5 and pulling secondary reciprocating shaft 13 backward and shaft 13 pulling links 7, 8 backward via the pin 14. The links 7, 8 pull jaws 1, 2 via the pins 15 and force the jaws 1, 2 to pivot on pin 9 into the closed position. Collet 12 is further away from space 17, compared to its position as shown in Figure 1-3.

9

[0059]                      Figure 3-1 shows the same forceps 80 of Figure 1-1 in an ejected or pre-attached position. The handles 3, 4 are spread apart to their maximum extent, thus pushing reciprocating shaft 5 distally, i.e., away from the handles 3, 4.  This forces clevis 11 to be ejected from the tube 6.

[0060]                      It should be appreciated that the description of the TOT 22 for the embodiments of types 1, 2, 3 and 4 is comparative.  Therefore, this invention covers at least five alternative embodiments.  Referring to the Figures, Figures 5-1 through 5-4 clarify the main differences between the first four embodiment types.  Types 1-4 are all relying on the TOT 22 which includes the clevis 11 with a formed proximal end 23, 24.  This clevis 11 snaps with a surface 20, 26, 30, 34 of the respective tube 6, 27, 31, 35.  The tube 6, 27, 31, 35 includes the surface 20, 26, 30, 34 on either the inside or outside of the tube 6, 27, 31, 35.  Referring to Figures 5-1 and 5-3, surfaces 20, 30 are shown as being inside the tube 6, 27, 31, 35.  Referring to Figures 5-2 and 5-4, surfaces 26, 34 are shown as being outside the tube 6, 27, 31, 35.  The clevis 11 includes the formed end 23, 24 for attachment to the tube 6, 27, 31, 35, preferably via one of the surfaces 20, 26, 30, 34 of the tube 6, 27, 31, 35.  However, the clevis 11 may be attached to the tube 6, 27, 31, 35 in any other desired configuration.  The formed end 23 defines a pair of slots 18, for flexing during attachment to the tube 6, as shown in Figures 5-1 and 5-2.  Alternatively, the tube 6 defines the pair of slots 18 for flexing during attachment to the formed end 23 of the clevis 11, as shown in Figures 5-3 and 5-4.  It should be appreciated, however, that the slots 18 are not required and the tube 6, 27, 31, 35 may be attached to the TOT 22 in any other preferred manner.  The surface 20, 26, 30, 34 is typically a raised portion on either the inside, as shown in Figures 5-1 and 5-3, or the outside, as shown in Figures 5-2 and 5-4, of the tube 6.  The formed end 23 defines a recess 25, 29 for interlocking with the surface 20, 26, 30, 34 of the tube 6, 27, 31, 35 when the clevis 11 is assembled to the tube 6, 27, 31, 35.  By forcing the clevis 11 formed end 23, aided by the slots 18, to flexure inward, as shown in Figure 4-2, the formed end 23 overcomes the surface 20 and the clevis 11 is either attached to or ejected from the tube 6, 27, 31, 35, along with its attached components, i.e. jaws 1, 2, links 7, 8, pins 14, 15, 19 and the secondary shaft 13.  The ball end 16 is released from the collet 12 upon the fingers 21 of the collet reaching the space 17, allowing its fingers 21 to flare and release the ball-end 16, as shown in Figure 3-3.

10

[0061]                      All of the components are preferably made from high strength, elastic materials, normally, but not limited to stainless steels, alloy steels, titanium etc.  In light of the forward and backward movement of the reciprocating shaft 5 within the tube 6 and the collet 12 which is attached to the attached to the shaft 5, it is possible to understand the ease in which loading and unloading the TOT 22 is made possible.  Loading a TOT 22 is done easily.  Spreading the handles 3, 4 apart extends the shaft 5 forward, bringing the distal end of collet 12 into the space 17.  This allows the fingers 21 to flare.  Feeding the ball-end 16 of the secondary shaft 13 into, or around, the formed tube 6 and closing handles 3, 4 simultaneously results in the collet 12 receding away from the space 17.  As the collet recedes, the fingers 21 close around the ball-end 16 and drag the complete TOT 22 towards tube 6.  The force exerted by closing the handles 3, 4, transmitted via the shaft 5 and the collet 12, is sufficient for one of the recesses 25, 29 to interlock with and match one of the surfaces 20, 26, 30, 34, as shown in Figure 2-3, 6-1, 6-2, 7-1, 7-2, 8-1, and 8-2.

11

[0062]                      Unloading of tip ‘type 1’ is done by spreading handles 3, 4 far apart.  The reciprocating shaft 5 is forced distally, which pushes the collet 12 and the ball end 16 distally.  This overcomes the elastic hold between the recesses 25, 29 and the respective surfaces 20, 26, 30, 34.  The end result is having the TOT 22 ejected, i.e. free of tube 6, as shown in Figure 3-3, 6-3, 7-3, and 8-3.

[0063]                      Referring again to Figure 5-1, representing the ‘Type 1’ embodiment, the clevis 11 defines the slots 18 and the externally formed proximal end 23 defining the recess 29.  The recess 29 of the proximal end 23 can be forced to snap into the internally formed surface 20 inside the tube 6.

[0064]                      Referring again to Figure 5-2, representing the ‘type 2’ embodiment, the clevis 11 defines the slots 18 and the internally formed proximal end 24 defining the recess 25.  The recess 25 of the proximal end 25 can be forced to snap onto the externally formed surface 26 on the tube 27.

[0065]                      Referring again to Figure 5-3, representing the ‘type 3’ embodiment, the clevis 11 includes the externally formed proximal end 23 defining the recess 29.  The recess 29 of the proximal end 23 can be forced to snap into the internally formed surface 30 inside the tube 31.

[0066]                      ‘Type 4’, Figure 5-4 shows an embodiment which includes a clevis (32), having an internally formed proximal end (33), which could be forced to snap onto an externally formed surface (34) on the slotted tube (35).

12

[0067]                      All four of the embodiments for types 1-4 above rely on reciprocating the main and secondary shafts 5, 13 where the shaft 5 is attached distally to the collet 12.  The collet 12 grabs or releases the ball-end 16 of the shaft 13.  This allows the normal open and close movement of jaws 1, 2 or a complete ejection (or reloading) of the respective TOT 22 from the respective tube 6, 27, 31, 35.

[0068]                      Figures 6-1, 6-2, and 6-3 show details of the ‘type 2’ TOT 28 in open, closed, and detach-load positions, respectively.  Figures 7-1, 7-2, and 7-3 show details of the ‘type 3’ TOT 37 in open, closed, and detach-load positions, respectively.  Figures 8-1, 8-2, and 8-3 show details of the ‘type 4’ TOT 36 in open, closed, and detach-load positions, respectively.

[0069]                      Referring to Figures 9-1 through 9-4, a ‘type 5’ TOT 38.  The clevis 40 is permanently attached or integral with tube 43.  The clevis 40 had a pair of tapered inlets 41 and defines a pair of slots 44, a pair of slots 47 which are perpendicular to the slots 44, and a pair of partial holes 42 which are coextensive with the slots 44.  A pin assembly 45 pivotally connects the jaws 1, 2 while extending beyond the jaws 1, 2 on both sides.  The links 1, 2 pivot on the secondary reciprocating shaft 30.  The pin assembly 45 is slid through the tapered inlets 41 and snapped into the holes 42 in the clevis 40.  The slots 44 allow the clevis 40 to flex enough to snap the pin assembly 45 into the holes 42.  The pin assembly 45 includes a pair of expanded heads 70 interconnected by a pin 72.  The pin 72 is snapped into the holes 42 of the clevis 40.  The expanded heads 70 extend beyond the clevis 40 on both sides.  Once the pin assembly 45 is seated within the holes 42 and its expanded heads 70 are seated in the holes 42 within sunken shoulders 59 of clevis 40, a normal activation of the jaw 1, 2 (i.e. open, close and eject) may take place as shown in Figures 9-1, 9-2 and 9-3, respectively.

13

[0070]                      Referring to Figures 10-1, 10-2, and 10-3, jaws 1, 2 are held together with the pin assembly 45 including a male portion 58 and a female portion 57. The portions 57 and 58 of pin assembly 45 are held together by riveting, welding, brazing, soldering, crimping etc.  The advantages to this embodiment, designated as ‘type 5’, are a further reduction of cost by eliminating the clevis from the tip assembly and possibly further extension of the insulated portion of the tube 6 distally.  In this embodiment, the secondary reciprocating shaft 39 carries a perpendicular extension 46, forcing the correct alignment of ‘type 5’ TOT 38 and specifically pin assembly 45 toward the tapered inlets 41 of the holes 42 for completed snap-in function.

[0071]                      Figures 11-1 through 11-3 show a detailed description of types 1-4 with an electrode-on-tube embodiment.  These Figures show the same forceps 80 as before, having handles 3, 4.  Handle 3 pivots with respect to handle 4, thus causing the shaft 5 to reciprocate inside the tube 6.  The shaft 5 carries the collet 12, attached to its distal end.  The TOT 48 is an electrode assembly.  The TOT 48 includes the clevis 11 and the secondary shaft 13 extending from the clevis 11.  The clevis 11 includes the formed end 23, defining the recess 29, which extends about the formed end 23.  The TOT 48 includes the secondary shaft 13 which extends out from the formed end 23.  The ball-end 16 extends from the secondary shaft 13.  An electrode 76 extends from the TOT 48, opposite the ball-end 16.  Forcing the ‘type 1’ formed end 23 of the TOT electrode assembly 48 to snap into the surface 20 of the tube 6 is similar to the ‘type 1’ embodiment shown in Figure 5-1.  As a result, the TOT electrode assembly 48 is solidly attached to the tube 6.  Further, the handles 3, 4 are now “locked” in the closed position due to the rigid mechanical train of elements 3, 5, 6, 12, 16, 53 and 48.

14

[0072]                      Figures 12-1 through 12-3 show ejection of the TOT electrode assembly 48 in a similar fashion to tip ‘type 1’.  Note that the only difference between the forceps 80 having jaws 1, 2 attached and the forceps 80 having an electrode 76 attached, is in the lack of movement stroke when the electrode 76 is attached, i.e., lack of articulation. This “handle locking” effect that occurs with the attachment of a solid electrode 76 with the TOT electrode assembly 48 is a desired effect, as the user expects a solid, rigid grip when operating a non-moving tip like an electrode 76, screw driver or any other solid tip.

[0073]                      Figures 13-1, 13-2 and 13-3 show the other electrode 76 attachment key elements, similar to tips of types 2 through 5.  Figure 13-1 shows a slotted electrode assembly 51 which is a ‘type 2’, with an internally formed proximal end 25 which is disassembled form an externally formed tube 26.  Figure 13-2 shows an electrode assembly 52 which is a ‘type 3’, with an externally formed proximal end 29 which is disassembled from the internally formed slotted tube 30.  Figure 13-3 shows a slotted electrode assembly 53 which is a ‘type 4’, with an internally formed proximal end 33 which is disassembled from the externally formed end 34 slotted tube 35.  Figure 13-4 an electrode assembly 79 which is a ‘type 5’, with an electrode 76, adaptable with the tube 43 and the clevis 40 that may be an integral part of the tube 43, in a similar fashion with tip ‘type 5’ above.

15

[0074]                      This invention is not limited to the specific handles, shafts, linkage type, jaws, TOT or any other element shown above for clarification.  These embodiments relate to cases where there is a reciprocating shaft with a collet at the distal end, designed to excite a movement of remote jaws, or mechanisms that are held at a fixed proximity to the shaft.  These mechanisms utilize the reciprocating movement and will be perceived as having an advantage in the interchangeability features as disclosed above.  The electrode types are disclosed with the reciprocating shaft and collet, as a way to attached non moving end pieces to a versatile handle, having a reciprocating shaft within. The invention discloses attachment of the TOT end pieces to the handle.

[0075]                      Many modifications and variations of the present invention are possible in light of the above teachings.  In addition, the reference numerals in the claims are merely for convenience and are not to be read in any way as limiting.

16

SURGICAL AND GENERAL INSTRUMENT HAVING DETACHABLE
AND MOVABLE JAWS WITH STATIONARY TIP MECHANISMS

ABSTRACT OF THE DISCLOSURE

Forceps for performing endoscopic or arthroscopic surgery include a first and a second handle, a tube extending from the handles, a shaft, and a tip-on-tube assembly (TOT).  The tip-on-tube assembly is removably attached to the tube and the shaft.  The tip-on-tube assembly includes a pair of jaws which move relative to one another for performing the surgery.  The tip-on-tube assembly is connected to the tube and the shaft via a collet which is slidably disposed in the tube for moving along the tube to grasp and/or release the tip-on-tube assembly.  As the handles pivot, the shaft slides within the tube to articulate the jaws.  When a different tip-on-tube assembly is desired, the jaws are opened to release the tip-on-tube assembly and the tip-on-tube assembly is removed and replaced by a new tip-on-tube assembly.

80
6
5
10
A
4
3
1
2
7
8
9
11
15
14
13
16
82
12
5
9
15
8
11
17
21
6
30
22
DETAIL A

FIG 1-1

FIG 1-2

FIG 1-3

5 4 2

A
1
2
5
10
4
3
80

FIG 2-1

1
2
8
7

FIG 2-2

15
8
14
13
12
16
5
6
9
15
11
17
82
22

DETAIL-A

FIG 2-3

5 4

80
A
5
10
FIG 3-1
3
4
22
FIG 3-2
11
16
11
21
6
21
17
22
13
16
FIG 3-3
22
DETAIL-A
5
4

21
21
12

FIG 4-1

COLLET(CLOSED) VIEW

1
9
15
8
11
18
13
6
23
16
19
2
7
15

FIG 4-2
TIP ON TUBE TYPE 1-EXPLODED VIEW

12
21
21
22
5

FIG 4-3
COLLET(OPEN) AND RECIPROCATING SHAFT DETAIL VIEW

5 4

TYPE 1
11
29
23
20
6
FIG 5-1
TYPE 2
11
24
26
27
25
FIG 5-2
TYPE 3
11
23
31
28
29
30
FIG 5-3
TYPE 4
11
24
35
32
25
33
34
FIG 5-4
5
4

28
16
OPEN POSITION
21
82

FIG 6-1

29
16
CLOSED POSITION
21
82

FIG 6-2

24
25
16

FIG 6-3

26
27
21
82
EJECTED POSITION

28
16
28

FIG 6-4

37
OPEN POSITION
16
21
FIG 7-1
82
37
16
82
CLOSR POSITION
21
FIG 7-2
28
29
16
FIG 7-3
30
31
EJECTED POSITION
21
82
37
FIG 7-4
5
4

38
40
39
21
82
16
OPEN POSITION
FIG 9-1

21
82
16
CLOSE POSITION
FIG 9-2

45
16
FIG 9-3

40
43
41
42
44
EJECTED POSITION
45
38
40
FIG 9-4

5 4

21
82
36
16
OPEN POSITION
FIG 8-1

21
82
36
16
CLOSED POSITION
FIG 8-2

32
33
16
34
35
21
82
EJECTED POSITION
FIG 8-3

36
FIG 8-4

1
8
15
70
72
45
70
15
7
2
46
39
16
59
41
47
59
42
44

FIG 10-1

TUBE END CLEVIS DETAIL VIEW

FIG 10-2

TIP ON TUBE - TYPE 5 - EXPLODED VIEW

CROSS SECTION FOR ITEM 45

FIG 10-3

80
A
5
4
3
FIG 11-1

FIG 11-2

76
48
23
17
16
12
6
13
21
82
FIG 11-3

DETAIL-A

5 4

FIG 12-1

8c
A
48
76
29
23
50
13
16

FIG 12-2

76
48
11
29
23
49
13
16

FIG 12-3

20
21
17
12
6
5
82
21

DETAIL-A

5 4 3

TYPE 2
TYPE 3
TYPE 4
TYPE 5
51
25
76
16
11
26
82
27
21
52
29
30
31
53
33
34
35
55
46
39
54
41
47
43
42
44
40
5
4

FIG 13-1

FIG 13-2

FIG 13-3

FIG 13-4

EXHIBIT B

APPARATUS AND METHOD FOR SKIN TIGHTENING AND

CORRECTIVE FORMING

BACKGROUND OF THE INVENTION

1.           Field of the Invention

[0001] This invention discloses an apparatus and accessories that are designed to induce tightening of the skin and enhance shortening of collagen molecules in the dermis and subcutaneous skin layers. This is achieved by inducing mechanical and thermal injuries to the skin via electrically charged needles, arranged in wheel(s) form.

The recovery effect from the mechanical and thermal injuries is the tightening of the skin, which is normally perceived to be the appearance of a younger skin. The apparatus causes heating of the dermis and the subcutaneous layers, by introducing charged needles either in mono-polar or bipolar mode. The mechanical penetration of the needles assists in scar reduction and re-forming of the epidermis.

2.           Description of the Prior Art

[0002] Achieving a younger looking skin with tight, well defined contours, was and is a wish common to most humans. Recent research and repeated testing shows that either heating or puncturing the outer layers of the skin, i.e. the outer layer: the epidermis, the inner layer: the dermis and even the next layer, the subcutaneous layer results in skin tightening and a younger, more defined appearance.

[0003] The mechanisms that are responsible to the tightening of the skin and the reduction of scar tissue are:

[0004] Heating the dermis and subcutaneous layers results in shortening and thickening of the collagen which leads to the tightening of the skin

1

[0005] Puncturing scar tissue mechanically by needles was shown to lead to the softening of the scar and less pronounced appearance as a result of mechanical injury like punctures by needles.

[0006] Thus, the apparatus as described herein combines simultaneously both methods, i.e. mechanical multi injuries induced by needle wheel(s) and thermal injury due to heat build up due to the application of high frequency (preferably radio frequency) current to the skin layers via the said needle wheel(s).

[0007] The apparatus is a hand held handle including at least one needle wheel for monopolar applications and at least 2 needle wheels for bipolar applications.  The wheel(s) are pressed against the skin and pushed either fore or aft in a rolling motion, puncturing the skin and causing heat buildup as a result of either monopolar or bipolar energy, supplied by the generator to the conductive needle wheel(s).

[0008] The handle is attached to a generator and a coolant source. The handle is powered either by a monopolar radio frequency or bipolar radio frequency energy. In the case of monopolar application, the patient is attached to a ground pad to allow the current to flow. In the case of bipolar application, the current flows from the positively charged wheel back to the generator via the negative wheel as will be shown below.

[0009] The wheel housing, attached to the handle, allows coolant to flow and cool the epidermis prior and after the passage of the wheel.

[0010] The handle preferably includes a light indicators panel, advising the physician as to the advancement of the treatment as a function of power transfer to the patient’s skin tissue.

2

SUMMARY OF THE INVENTION AND ADVANTAGES

[0011] The present invention is an apparatus and method for skin tightening and enhanced shortening of collagen molecules in the dermis and subcutaneous skin layers. This is achieved by inducing mechanical and thermal injuries to the skin via electrically charged needles, arranged in wheel(s) form. The apparatus causes heating of the dermis and the subcutaneous layers, by introducing charged needles either in mono-polar or bipolar mode. The mechanical penetration of the needles assists in scar reduction and re-forming of the epidermis.

[0012] As the injuries from the mechanical and thermal injuries heal, the effect is tightening of the skin, which is normally perceived to be the appearance of younger and tighter skin.

BRIEF DESCRIPTION OF THE DRAWINGS

[0013] Figure 1 shows two types of a bipolar wheel electrode apparatus being used on skin;

[0014] Figure 2 shows a monopolar wheel electrode apparatus being used on skin;

[0015] Figure 3 is an exploded view of a bipolar wheel electrode apparatus;

[0016] Figure 4 is a general view of the bipolar apparatus with bill of material;

[0017] Figures 5 shows various sections of a typical bipolar electrode wheel;

[0018] Figure 6 shows part views of the bipolar wheel and housing component;

[0019] Figure 7 shows part views of a coated bipolar needle wheel, handle and housing;

[0020] Figure 8 shows an exploded view of a monopolar wheel electrode apparatus;

[0021] Figure 9 shows a general view of the monopolar apparatus with a bill of material;

[0022] Figure 10 shows section view of a typical monopolar wheel electrode;

[0023] Figure 11 shows views of monopolar wheels in a specific monopolar needle wheels arrangement, and views of monopolar housing; and

3

[0024] Figure 12 shows views of a coated monopolar needle wheel, housing and handle.

DETAILED DESCRIPTION OF THE INVENTION

[0025] Detailed description of the bipolar apparatus:

[0026] Figures 1 and 2 showing an exploded view and a general view of a typical bipolar apparatus, having a handle 14, attached to a housing 2, made of non conductive material, said housing having axial holes to support shaft 1 of bipolar electrode wheel.

[0027] Said electrode wheel ranging in diameter preferably between 10- 50mm, pending on the application and areas to be treated, and width anywhere from 1- 50mm. Said electrode wheel containing at least 2 needle wheels, at least one of type 6 and one of type 8. Said needle wheels are made of conductive material, preferably stainless steel. Each needle wheel 6 and 8 is formed so that its edge carries circumferential sharp extensions, herein called needles. The needle portion may extend anywhere between 0.5-3mm, preferably at 1.5-2mm. Said needle wheels having contact holes 51 for tight fit with connector pins 10. Said needle wheels 6 and 8 are placed between non conductive (preferably thermoplastic) spacer wheels 3, 7 and 9, pending on placement of said non conductive wheel. All wheels are placed on shaft 1. All wheels are formed with shaft key hole 52 to retain the alignment between the needle wheels and the non conductive wheels. The wheels are held together tightly either by adhesives, friction welding or fasteners.

[0028] Needle wheels are made such that said needles will protrude radially when placed concentrically with said non conductive wheel(s) on shaft 1.

[0029] Said needle wheels are coated with dielectric coating, typically safe for 1000V or more, as shown in Figure 5, B and detail B, such that only needle ends, at about 0.5-2.0 mm, pending on application, are exposed, as well as contact holes for contactors 10, to allow current passage.

4

[0030] The electrode wheel shown contains, in this example, 12 needle wheels and 13 non conductive wheels. Said needle wheels are arranged in a + - - + + - - + or + - + - + . Such electrode wheel is fired via 2 connector pins 10. Said connector pins are attached to conductive contact rings 4 and 5. Said contact rings 4 an 5 are attached to end non conductive wheel 3 by adhesive or friction welding. First connector pin 10 connects to all positive needle wheels via contact holes 51, but passes freely through holes 50 in non conductive wheels, as shown in Figure 3. Second connector pin 10 connects to all negative needle wheels as shown in Figure 3.

[0031] Handle 14 is hollow, allowing the passage of: negative 18 and positive 17 wires to the electrode wheel; indicator lights wires 24; and coolant supply hose 16 to the housing 2.

[0032] Housing 2 is attached to handle and is made of non conductive material (preferably thermoplastic) and being partially hollow, aided by covers 11 and 12, to allow the passage of wires 17 and 18 and coolant passage to holes 22, thus cooling the epidermis prior to the electrode wheel passage and after.

[0033] Housing 2 includes 2 spring contactors 13, shown here as conductive ball plungers. Such contactors maintain continuous contact between wires 17, 18 and contact rings 4, 5 such as to have all positive needle wheels charged by wire 17 and all negative needle wheels charged by wire 18.

[0034] Handle 14 carries a light indicators panel, carrying colored lights 19, 20, 21, attached to microprocessor 25; said microprocessor is attached to indicator lights wires 24.

5

[0035] When the generator is on, supplying the electrode wheel with bipolar energy, the power through wire 17 is measured repeatedly, as an indication to the rate of heat buildup in the skin. As long as the value read by the generator’s control unit does not go below a set value, equivalent to the skin being heated with the correlated increase in resistance, the green light bulb 20 is on, directing the physician to advance in constant speed. When the decrease in power through wire 17 goes below a set value, indicative to skin resistance equivalent to above maximum allowed temperature buildup, the power to wire 17 is cut off and red light 21 is on. When the power is on and the physician rolls the electrode wheel in a pace that does not allow enough time for the power to diminish to optimal value, yellow light 19 is on, directing the physician to slow down until green light 20 is on again.

[0036] This simple control principle will allow the physician to adjust its electrode rolling speed quickly and maintain safe thermal injury rate combined with mechanical puncturing of the outer skin layers.

[0037] Detailed description of the monopolar apparatus:

[0038] Figures 6 and 7 showing an exploded view and a general view of a typical monopolar apparatus, having a handle 14, attached to a housing assembly 28, made of non conductive material, said housing having axial holes 49 to support non conductive shaft 1 of monopolar electrode wheel.

[0039] Said electrode wheel ranging in diameter preferably between 10- 50mm, pending on the application and areas to be treated, and width anywhere from 1- 50mm. Said electrode wheel containing at least 1 needle wheel, placed between 2 non conductive wheels 41. The shown example shows 12 monopolar, selectively coated needle wheels, and 13 non conductive wheels 41 as spacers between said needle wheels.  Said needle wheels are made of conductive material, preferably stainless steel. Said needle wheels having holes 49 for tight fit with connector pins 43, and loose holes 51 to allow non contact passage of connector pins 43. Said needle wheels are placed between non conductive (preferably thermoplastic) spacer wheels 41. All wheels are formed with shaft key hole 52 to retain the alignment between the needle wheels and the non conductive wheels. The wheels are held together tightly either by adhesives, friction welding or fasteners.

6

[0040] Needle wheels are made such that said needles will protrude radially when placed concentrically with said non conductive wheel(s) on shaft 1.

[0041] Said needle wheels are coated with dielectric coating, typically safe for 1000V or more, as shown in Figure5, B and detail B, such that only needle ends, at their respective tips, preferably but not confined to 1 mm, are exposed, as well as contact holes for contactors pins 43, to allow current passage.

[0042] The electrode wheel shown contains, in this example, 12 needle wheels, each 2 are energized by one wire 17, and 13 non conductive wheels. In this example, we intend to fire 2 non adjacent needle wheels with each live wire 17, to maintain high energy concentration at a small number of needles, spaced apart. Thus, each such electrode wheel is fired via 6 connector pins 43. Said connector pins are attached to conductive contact rings 44, 45, 46. Each connector pin 43 connects to two specific needle wheels, via one connector pin 43, but said connector pin 43 passes freely through holes in non conductive wheels and needle wheels that are supposed not to be fired by the said connector pin 43, as shown in Figure 8.

[0043] Handle 14 is hollow, allowing the passage of (in this example): six positive 17 wires to the electrode wheel; indicator lights wires 24; and coolant supply hose 16 to housing 28.

[0044] Housing 28 is attached to handle 14 and is made of non conductive material (preferably thermoplastic) and being partially hollow, aided by covers 12, 15 and 48, to allow the passage of wires 17 and coolant passage to holes 22, thus cooling the epidermis prior to the electrode wheel passage and after.

7

[0045] Housing 28 includes 6 spring contactors 13, shown here, but not limited to conductive ball plungers. Such contactors maintain continuous contact between wires 17 and contact rings 44, 45 and 46, such as to have all positive needle wheels charged by wires 17 according to sequence as dictated by the generator controls.

[0046] Handle 14 carries a light indicators panel, carrying colored lights 19, 20, 21, attached to microprocessor 25; said microprocessor is attached to indicator lights’ wires 24.

[0047] When the generator is on, supplying the electrode wheel with monopolar energy, the power through each wire 17 is timed as a stand alone and measured individually,

[0048] (allowing only 2 needle wheels, for example, to be fired at one time measured repeatedly), as an indication to the rate of heat buildup in the skin. As long as the value read by the generator control unit does not go below a set value, equivalent to the skin being heated with the correlated increase in resistance, the green light bulb 20 is on, directing the physician to advance in constant speed. When the decrease in power through wire 17 goes below a set value, indicative to skin resistance equivalent to maximum allowed temperature buildup, the power to wire 17 is cut off and red light 21 is on. When the power is on and the physician rolls the electrode wheel in a pace that does not allow the power to diminish to optimal value, yellow light 19 is on, directing the physician to slow down until green light 20 is on again.

[0049] This design will allow alteration in the number of needle wheels to be fired simultaneously (from 2-12 in this example) and the duration of each firing session, thus allowing for various treatment modes as selected by the physician.

8

[0050] This simple control principle will allow the physician to adjust its electrode rolling speed quickly and maintain safe thermal injury rate combined with mechanical puncturing of the outer skin layers.

[0051] Many modifications and variations of the present invention are possible in light of the above teachings. In addition, the reference numerals in the claims are merely for convenience and are not to be read in any way as limiting.

9

ABSTRACT OF THE DISCLOSURE

An electrode apparatus includes a handle, a housing extending from the handles, and an electrode wheel partially contained within the housing. A plurality of needles extend from the exterior of the electrode wheel for penetrating through the epidermis of the skin and into the dermis and the subcutaneous layer of skin. Energy, in the form of bipolar or monopolar power, is transmitted through the needles to treat the dermis and/or the subcutaneous layers of skin.

10

melanocytes
Sweat pore
Sweat Gland
epidermis
pacinian carpuscle
dermis
SKIN CROSS SECTION
subcutaneous tissue
melanocytes
Sweat pore
Sweat Gland
epidermis
pacinian carpuscle
dermis
SKIN CROSS SECTION
subcutaneous tissue

Figure 1

11

melanocytes
Sweat pore
Sweat Gland
pacinian corpuscle
epidermis
dermis
subcutaneous tissue
SKIN CROSS SECTION
TO GROUND PAD

Figure 2

VIEW A
VIEW B
VIEW C
COOLANT SOURCE
GENERATOR
+
-

Figure 3

5

4

COOLANT SOURCE
GENERATOR
+
-
2
11
3
4
1
12
14
19
20
21
25
16
17
24
18

ITEM NO.	PART NUMBER	QTY.	ITEM NO.	PART NUMBER	QTY.
1	Shaft	1	16	Coolant Hose	
2	HOUSING	1	17	Positive Wire	
3	Plastic Wheel	1	18	Negarative Wire	
4	Contact Ring	1	19	Indicator Light-Yellow	
5	Contact Ring	1	20	Indicator Light-Green	
6	Needle Wheel	6	21	Indicator Light-Red	
7	Plastic Wheel	11	22	Coolant Passage	
8	Needle Wheel	6	23	Wire Passage	
9	Plastic Wheel	1	24	Indicator Light Wire	
10	Connector Pin	2	25	Microprocess	
11	Cover	1	26	Dielectric Coating	
12	Cover	1	27	Contactor Hole	
13	Ball Plunger	2	49	Shaft hole	
14	Handle	1	50	Non Contact Hole	
15	Cover-	1	51	Contact Hole	
			52	Wheel Shaft Hole	

Figure 4

A
A
3
10
4
1
5
10
CONTACT AREA51
DETAIL I
SCALE 4 : 1
3
7
9
I
J
10
3
1
10
4
6
8
6
8
6
8
6
8
6
8
8
6
10
9
1
4
10
BACK VIEW
CONTACT AREA
51
DETAIL J
SCALE 4 : 1

Figure 5

3
52
4
10
5
10
51
6
52
50
50
7
50
52
50
8
51
52
11
17
18
49
27
12
49
50
9
50
52
10
13
15
49

Figure 6

HATCHED AREA RELATES
TO DIELECTRIC COATED
AREA, FOR ALL NEEDLE WHEELS
CONTACT
NOT COATED
TIP NOT COATED
DETAIL B
SCALE 4 : 1
B

Figure 7

VIEW A
VIEW B
NEEDLE WHEEL
COOLANT SOURCE
GENERATOR
+ + +
+ + +
15
28
29
30
31
32
33
34
35
36
37
38
39
40
47
44
45
46
42
41
43
13
1
51
47
52
50
50
25
19
20
21
14
23
22
16
17
24
48
12
27
49
VIEW A
VIEW B

Figure 8

15
28
14
19
20
21
25
COOLANT SOURCE
GENERATOR
+++ +++
16
24
17
46
42
1
12
48
49

ITEM NO.	PART NUMBER	QTY.
1	Shaft	1
12	Cover	1
13	Ball Plunger	6
14	Handle	1
15	Cover	1
16	Coolant Hose	
17	Positive Wire	
19	Indicator Light-Yellow	
20	Indicator Light-Green	
21	Indicator Light-Red	
22	Coolant Passage	
23	Wire Passage	
24	Indicator Light Wire	
25	Microprocessor	
26	Dielectric Coating	

ITEM NO.	PART NUMBER	QTY.
27	Contactor Hole	
28	Housing	1
29	plastic wheel	1
30	Needle wheel	1
31	Needle wheel	1
32	Needle wheel	1
33	Needle wheel	1
34	Needle wheel	1
35	Needle wheel	1
36	Needle wheel	1
37	Needle wheel	1
38	Needle wheel	1
39	Needle wheel	1
40	Needle wheel	1
41	Plastic Wheel	11

ITEM NO.	PART NUMBER	QTY.
42	plastic wheel	1
43	Connector Pin	6
44	Ring	2
45	Ring	2
46	Ring	2
47	Needle wheel	1
48	Cover	1
49	Shaft Hole	
50	Non Contact Hole	
51	Contact Hole	
52	Wheel Shaft Hole	

Figure 9

A
A
1
42
43
44
45
46
CONTACT AREA 51
DETAIL B
SCALE 6 : 1
41
29
30
31
32
33
34
35
36
37
38
39
40
47
B
C
SECTION A-A
DETAIL C
SCALE 6 : 1
CONTACT AREA 51
14
BACK VIEW

Figure 10

14
22
23
25
19
20
21
14
22
17
TIP NOT COATED
HATCHED AREA RELATES
TO DIELECTRIC COATED
AREA, FOR ALL NEEDLE WHEELS
CONTACT NOT COATED
B
DETAIL B
SCALE 4 : 1
22
28
23
22
49
27
22
22
28
22
28
17
49
17
17
26
47
51
52
2
50
23
22
22
23
22
22
28
1
1

Figure 12

EXHIBIT C

SEAL-N-CUT FORCEPS
BACKGROUND OF THE INVENTION

1.   Field of the Invention

[0001]                      This invention herein discloses new designs of surgical, preferably Endoscopic forceps, intended for electro-surgery applications. Said designs show the way to achieve monopolar and bipolar configurations, while retaining efficient, typical jaws and linkage that are common to monopolar instruments and are highly desirable in bipolar instruments.  The current invention provides grasping and dissection functions all in one instrument. The dissecting elements, either blade or scissors may be disposable or reposable.

2.  Background of the Invention

[0002]                      Endoscopic surgery, also known as minimally invasive surgery, is a method of surgery designed to minimize discomfort to the patient. This is done by reducing the required size of the opening needed to access the body’s internal organs to a small hole. The results are, typically: fewer traumas, less pain, faster recovery time and a shorter, if at all, length of hospitalization. The advantages are in reduced complications, reduced mortality rate and considerable savings to the patient and insurers.

[0003]                      Endoscopic accessing of the internal cavities of the body is usually done by using a cannula and trocar. The skin, fat, and muscle tissues are punctured by a surgical blade or a sharp trocar. Penetrating the body cavity with a trocar that is accompanied by a cannula, establishes a temporary inlet or a working channel.  Removing the trocar and leaving the cannula inside the body allows the insertion of a scope, camera, forceps and other accessories into the bodily cavity to perform the surgical procedure.

1

[0004]                      Endoscopic procedures involve a majority of grasping, cauterizing and dissecting or shearing steps, to detach tendons, muscles and blood vessels.  Sealing the cut or dissected portion is essential to avoid bleeding. This is currently achieved, in many cases, by using electro-cautery or thermal coagulation of tissues and vessels. Graspers and/or dissectors that apply either monopolar or bipolar current to the cut zone are being used, following by dissection with curved or straight scissors that are electro-cauterizing while performing the cut.  Thus, since the goal to be achieved in most endoscopic procedures is to seal tissue and dissect it, the name seal-and-cut was selected to describe the inventions herein.

[0005]                      It is very desirable to minimize the number of openings in an endoscopic procedure, for the purpose of reduced pain and scarring to the patient and reduced costs by saving usage of extra cannulas and trocars. This could be achieved by combining grasping, cauterizing and dissecting in one instrument. This reduces the number of openings as there is no longer the need for a stand alone opening for a grasper or a scissor. The advantages are obvious: less openings, less scarring, less pain, less complications and less costs in trocar-cannulas and single-function instruments and surgery time.

[0006]                      Some of these goals were achieved in the past by utilizing bipolar forceps; applying charged tongs to the grasped tissue and dissecting them by advancing a blade. However, these designs are limited as they rely on tongs with limited openings and reduced tactile feel, and the use of bipolar current, which is slower in coagulation and cutting compared with monopolar current.  The current invention discloses a way to activate a dissecting blade, or secondary jaws with an activating wire, threaded through pins and linkages, that until now seemed to be nearly impossible.

2

SUMMARY OF THE INVENTION AND ADVANTAGES

[0007]                      The present invention is forceps for performing monopolar or bipolar surgery for cutting and/or sealing tissue.  The forceps include a moving handle, a stationary handle, a tube extending from the stationary handle, a tip extending from the tube, a pair of jaws extending from the tip, a connecting block extending from the moving handle, and a hollow shaft movably connecting the moving handle to the jaws via the connecting block.  A blade extends from a blade wire and the blade wire extends between the jaws and through the tube, the hollow shaft, and the stationary handle and out through the connecting block.  A blade activation lever extends into the connecting block and is connected to the blade wire for moving the blade relative to the jaws.  A compression spring is disposed between the blade activation lever and the connecting block for providing spring-loaded resistance to the blade activation lever.  A current is sent through the blade wire and/or the hollow shaft for performing the bipolar or the monopolar surgery.

[0008]                      The current invention discloses revolutionary designs that allow the use of desirable jaws and links with specific solutions to monopolar and bipolar configurations. The advantages are numerous: larger openings of jaws compared to tongs, more accurate loading of tissue is possible by improved tactile feel, almost any current jaw style is adaptable to the Seal-N-Cut design, and higher loadings are possible with links and jaws as well.

3

[0009]                      Further, the current invention describes ways to have only the blade or scissors as the replaceable element.  This is a much desired feature, as the sharpness of scissor blades is a major issue of consideration in this day and age where reposable instruments and their related savings are becoming more popular.  Replacing the sharps (i.e. the scissors function) at an unprecedented low-cost is considered to be a major advantage by surgeons and operating room management.  This consideration served as a major guideline in developing the concepts described herein.

[0010]                      Those familiar with the art of Endoscopic instrumentation will appreciate that the novel principles shown herein, could be applied or adapted to many other forceps mechanisms (i.e. single jaw, rod push/pull mechanisms, etc) that necessitate a dissection within jaws, that are activated by links and pins and a rod.  The embodiments herein are only an example of possible applications, but are not limited to them.

BRIEF DESCRIPTION OF THE DRAWINGS

[0011]                      Other advantages of the present invention will be readily appreciated as the same becomes better understood by reference to the following detailed description when considered in connection with the accompanying drawings wherein:

[0012]                      Figure 1-1 shows a general view of forceps;

[0013]                      Figure 1-2 showing forceps distal end with jaws open and blade in a normally retracted position;

4

[0014]                      Figure 1-3 showing forceps distal end with jaws semi-closed and blade in extended position;

[0015]                      Figure 2-1 showing forceps, 1, in a cross-sectional view;

[0016]                      Figure 2-2 showing detail A of distal end of said forceps;

[0017]                      Figure 2-3 shows section B-B through detail A and cross section at handles pivotal area;

[0018]                      Figure 3-1 shows an isometric view of linkage and pins mechanism;

[0019]                      Figure 3-2 shows an exploded view of typical distal-end of said forceps;

[0020]                      Figure 4-1 shows details of typical jaw with blade-slot;

[0021]                      Figure 4-2 shows distal-end pins and blade;

[0022]                      Figure 4-3 shows hollow shaft and dielectric coating;

[0023]                      Figure 5-1 shows further details of the handle block set-screw and ball-plunger;

[0024]                      Figure 5-2 shows details of lever and block;

[0025]                      Figure 5-3 shows blade-wire and its dielectric coating;

[0026]                      Figure 5-4 shows tube and its dielectric coating;

[0027]                      Figure 6-1 shows a schematic view of a bipolar forceps;

[0028]                      Figure 6-2 showing a transparent view of said forceps distal-end in an open position;

[0029]                      Figure 6-3 shows the distal-end in closed position;

[0030]                      Figure 6-4 shows top-view of the jaws;

5

[0031]                      Figure 7 shows an isometric-view of the opened jaws grasping a blood vessel;

[0032]                      Figure 8-1 shows a monopolar forceps in an isometric-view containing scissor blades within grasping jaws;

[0033]                      Figure 8-2 shows a transparency of distal-end of said forceps, 60, where both scissors and jaws are in open-position;

[0034]                      Figure 8-3 shows distal-end of the forceps where the jaws are semi-open and scissors are closed (i.e. post-cutting position);

[0035]                      Figure 9 shows and exploded view of distal-end of said forceps;

[0036]                      Figure 10-1 shows an isometric-view of forceps in grasping and cutting modes;

[0037]                      Figure 10-2 shows an isometric-view of a typical jaw – for clarification;

[0038]                      Figure 10-3 shows a transparency of scissor-blades wire and hollow-shaft; and

[0039]                      Figure 10-4 shows a transparency of scissor-blades closed with clevis and wire.

DETAILED DESCRIPTION OF THE INVENTION

[0040]                      The present invention is forceps for performing monopolar or bipolar surgery for cutting and/or sealing tissue, e.g., blood vessels, skin, etc.  The forceps are shown generally at 1 in Figures 1-1 and 6-1.  The forceps 1 generally include a moving handle 2, a stationary handle 3, a tube 5 extending from the stationary handle 3, a tip 7 extending from the tube 5, a pair of jaws 8, 9 extending from the tip 7, a connecting block 23 extending from the moving handle 2, and a hollow shaft 13 movably connecting the moving handle 2 to the jaws 8, 9 via the connecting block 23.

6

[0041]                      The moving handle 2 includes a clevis top 21 for receiving and retaining the connecting block 23.  Referring to Figure 5-1, the clevis top 21 is has a generally block-shaped and defines a block tube cavity 53 and a block pin cavity 50.  The connecting block 23 includes a block portion 49 and a block tube 55 extending from the block portion 49.  The block portion 49 and a portion of the block tube 55 are inserted within the block tube cavity 53.  The block tube 55 includes a pair of block pins 22 which are inserted within the block pin cavity 50 of the clevis top 21 for preventing the connecting block 23 from rotating with respect to the stationary handle 3.

[0042]                        The carrying tube 5 extends from the fixed handle 3 and is covered with an insulating sheath 6, i.e., a dielectric coating.  Referring to Figure 3-2, the tip 7 is generally tube shaped and includes a large tube 57 and a small tube 58.  The tip 7 defines a duct 60 extending therethrough.  The small tube 58 is retained within the carrying tube 5.  The large tube 57 is formed into two fingers 59, which encircle the duct 60, for receiving a portion of the jaws 8, 9.  The jaws 8, 9 are connected to the tip 7 via a pin 10 which allows the jaws 8, 9 to pivot relative to the tip 7.  The jaws 8, 9 are generally rectangular in shape.  However, they may be formed into any desired shape.  Each jaw 8, 9 defines a slot 16 extending entirely therethrough.  A pair of links 11 are connected to the jaws 8, 9 via pins 30.  The inner hollow shaft 13 slides within the carrying tube 5 and is connected to the links 11 via a pin 12.  The hollow shaft 13 includes first cylinder 62 and a second cylinder 63, of a smaller diameter, extending from the first cylinder 62.  The first cylinder 62 is an elongated tube which extends through the stationary handle 3 and is connected to the connecting block 23.  The first cylinder 62 of the hollow shaft 13 is connected to the connecting block 23 in any manner of securing, e.g., gluing, welding, threading, etc.  The second cylinder 63 extends to a flattened end portion 61.  The links 11 are connected to the end portion 61 of the second cylinder 63 via the pin 12 for moving the jaws 8, 9 into open and closed positions as the hollow shaft 13 slides toward the tip 7 and away from the tip 7, respectively.

7

[0043]                      A rotary knob 25 preferably encircles an end of the carrying tube 5.  The rotary knob 25 is attached to the carrying tube 5 via a set-screw 26.  The rotary knob 25 extends into and is rotatable within the stationary handle 3.   The rotary knob 25 defines a stationary handle cavity 27 which is defined about an exterior surface of the rotary knob 25.  The cavity 27 is positioned inside the handle 3.  A ball plunger 28, which is preferably coated with a dielectric coating 29, is mounted to the stationary handle 3, with the ball 51 of the ball plunger 28 extending into the cavity 27 to retain the rotary knob 28 inside the stationary handle 3.  Because the carrying tube 5 is connected to the jaws 8, 9, via the tip 7, as the rotary knob 25 is rotated with respect to the stationary handle 3, the jaws 8, 9 also rotate.

8

[0044]                       Figure 2-1 shows a cross-section extending through the forceps 1 of Figures 1-1 and 6-1.  The forceps 1 also include a blade 14, slidably positioned between the jaws 8, 9.  A wire 15 is connected to the blade 14 and extends through the inside of the tip 7, the hollow shaft 13, pins 10, 12, the carrying tube 5, the stationary handle 3, and the connecting block 23.  This allows smooth linear movement of the blade 14 and wire 15.  The wire 15 extends out through the connecting block 23.  The wire 15, which is coated with a block wire dielectric coating 19, is an elongated rod.  A blade activating lever 17 is slidably disposed in a tube bore 64, defined in the block tube 55.  The wire 15 is connected to the blade activating lever 17 via a blade wire securing set screw 18.  A compression spring 20 is disposed inside the tube bore 64 and biases between the connecting block 23 and the blade activating lever 17.  As the blade activating lever 17 is pushed toward the tip 7, the wire 15 moves the blade 14 forward with respect to the tip 7 to perform dissection of tissue that has been grasped between the jaws 8, 9.  The compression spring 20 not only creates resistance as the blade activating lever 17 is pushed, but the compression spring 20 acts to return the blade 14 to a retracted position, i.e., proximally, in a proximal end of the jaws 8, 9, after the blade activating lever 17 is released at the end of the dissection.  Therefore, pressing the blade activating lever 17 distally pushes the wire 15, carrying the blade 14 forward to perform dissection of tissue that has been grasped between the jaws 8, 9.  The wire 15 is threaded through the hollow shaft 13 and pins 12, 10, to allow smooth linear movement through linkage and the jaws 8, 9.  The spring 20 ensures the return of blade 14, to its proximal, retracted position at the end of the dissection.  The blade activating lever 17 is free to move fore and aft against spring 20, inside the hollow extension 55 of the block 23.  The blade activating lever 17 defines a groove 42.  A set-screw 43 extends through the block 23 and limits the aft movement of blade activating lever 17 to avoid undesirable detachment from the block 23.

[0045]                      As the rotary knob 25 and the associated jaws 8, 9 is rotated with respect to the handles 2, 3, the blade 14 also preferably rotates with the jaws 8, 9 to remain aligned with the respective slot 16 defined in each jaw 8, 9.  To rotate the blade 14 with the jaws 8, 9, the blade wire may have a cross-section which is non-circular, e.g., square, oval, triangular, flattened, etc., which slides though a complimentary shaped hole defined in links pivot pin 12, the hollow-shaft through-hole 33, the jaws pivot-pin 12, or any other part of the forceps 1 which already rotates as the rotary knob 25 is rotated.

9

[0046]                      Figure 2-3 shows section B-B of Figure 2-2 in a typical distal-end assembly, showing the jaw 9 and the slot 16.  The blade 14 is aligned with the slot 16 and carried by the wire 15.  The blade 14 is typically welded, soldered, or crimped to the wire 15.  However, the blade 14 may be secured to the wire 15 via any other suitable method.  Additionally, the blade 14 is also contained within the slots 16 in the jaws 8, 9.  Referring to Figure 1-2, the jaws 8, 9 are shown in the open position and the blade 14 is at a normally-retracted position.  Referring to Figure 1-3, the blade 14 is shown in the extended position, pushed forward by wire 15 via the blade activating lever 17.  The blade 14 is normally nested in the proximal-end of the slots 16 within the jaws 8, 9.

[0047]                      Figure 2-2 shows, in detail, the proximal end of the forceps 1.  The jaws 8, 9 are shown in the open position with the blade 14 is retracted.  The wire 15 extends through the pivotal pin 10 of the jaws 8, 9 and the links pivotal pin 12.  This allows for smooth and linear sliding of the wire 15 in a fore and aft position.  Therefore, the wire 15 moves within the hollow shaft 13.  As the moving handle 2 is moved with respect to the stationary handle 3, the hollow shaft 13 is pushed linearly fore and aft via pivotal movement of the clevis 21 which is rigidly attached to the moving handle 2.  The moving handle 2 pivots with respect to the stationary handle 3 via a pin 4.  The clevis 21 forces movement of the inner shaft 13.

10

[0048]                      Figure 3-1 shows an isometric three-dimensional view of the distal-end.  The jaws 8, 9 are in the open position.  The blade 14 is aligned with the slots 16.  The wire 15 is free to slide through the pins 10, 12 as the pin 12 supports the links 11 which are connected to the jaws 8, 9 via the pins 30.  Figure 3-2 shows an exploded view of a typical distal end showing the elements in greater detail.  The first cylinder 62 defines a cavity 32 and the second cylinder 63 defines a smaller cavity 33.  The second cylinder 63 extends to the narrowed end portion 61.  The housing pin 12 connects the links 11 to the jaws 8, 9.  A single lumen 31, preferably a plastic extrusion, is contained within the cavity 32.  The single lumen allows the wire 15 to be guided easily through the hollow shaft 13.

[0049]                      Figure 4-1 shows details of the typical jaws 8, 9 which each define the slot 16, the pivotal pin hole 36, and the link hole 37.  Figure 4-2 shows the jaw pivotal pin 10, defining a cable wire through-hole 38; the links pin 12, defining a blade-wire through-hole 39; the blade 14; and the single lumen extrusion 31.  Figure 4-3 shows the hollow shaft 13 including the first and second cylinders 62, 63, defining the cavity 32 and the through hole 33, respectively, and the narrowed end portion 61defining the carrying link pin-hole 40.  The hollow shaft 13 carries a dielectric coating 35 at its proximal-end, i.e., where it is exposed between the handles 2, 3.

[0050]                      Figure 5-1 shows further details of handle 2, the block 23, the set-screw 26, and the ball-plunger 28.  Figure 5-2 shows details of the lever 17 and the block 23.  Figure 5-3 shows the blade-wire 15 and its dielectric coating 19.  Figure 5-4 shows the tube 5 and its dielectric coating 6.

11

Monopolar Embodiment of the Forceps:

[0051]                      Referring again to Figures 1-1, 2-1, and 6-1, a power plug 24 is disposed in, and extends through, a plug hole 52 defined in the connecting block 23.  Referring specifically to Figures 1-1 and 2-1, in a monopolar embodiment, current flows through the power plug 24 to the hollow shaft 13 and through the hollow shaft 13 to the jaws 8, 9.  Normally, such tissue would have been cauterized or coagulated using a monopolar current.   Dissecting the cauterized tissue will result in a desired separation without post-bleeding.  Thus, using the forceps eliminates the need for a stand-alone scissors to perform the cut following the cauterizing by the grasping jaws, 8 and 9. Further, the design herein eliminates the need for an extra portage i.e. saving an extra cannula trocar and an extra puncture the body.  Insulation aspects are not the focus of this invention. Those familiar with the art will appreciate the ease of adaptation of insulation to this monopolar embodiment.

Bipolar Embodiment of the Forceps:

[0052]                      Referring to Figure 6-1, a bipolar embodiment is shown.  Endoscopic bipolar cautery and coagulation are considered by many to be safer in surgery than monopolar energy since the electrical energy is confined between two electrodes grasping tissue, contrary to the passage of monopolar current throughout the patients’ body into a ground pad.  However, bipolar surgery is known to be slower and is usually limited to ‘tongs’ (either wire tongs or flat tongs) that are limited in movement and strength.  These tongs are commonly activated forcing their closure within a moving or stationary tube.  This arrangement reduces the tactile feel of the surgeon and limits manipulation of large tissue elements.  Referring to Figure 6-4, the jaws 8, 9 include a hollow conducting insert 47 which lines the perimeter of the slot 16.

12

[0053]                      This portion of the invention describes the way to adopt robust jaws, linkage, and activating rods elements, commonly used in monopolar surgery, to improve the performance of bipolar surgical forceps 1.  Figure 6-1 shows a schematic view of the bipolar forceps 1, similarly constructed to the monopolar.  The main difference is that the bipolar forceps 1 allow dual polarity.  The power plug 24, used with the monopolar forceps 24, is wired to a generator 65 via a wire 44, as a negative electrode.  The blade wire 15 is connected to the generator via a wire 45, as a positive electrode.

[0054]                      Figure 6-4 shows a top-view of the jaw 8, showing the dielectric insert 46.  The dielectric insert 46 is preferably made from ceramics or non-conductive plastics.  A hollow conducting insert 47 is disposed along the dielectric insert 46 and is preferably made from stainless steel.  The conductive insert 47 is hollow, which allows a forward and backward sliding motion of the blade 14.

[0055]                      Figure 7 shows the jaws 8, 9 in the open position with the pertaining inserts 46, 47 and the blade 14, carried on the wire 15, free to slide forward.  Electric current may flow from the blade 14 and the hollow conductive insert 47, outward toward the jaws 8, 9, via a blood vessel 48.  If polarity is changed, the current flows inward, from positively charged jaws 8, 9, to a negatively charged frame 47 and blade 14.  This flow of current results in coagulation of the tissue and allows dissection with the blade 14 without post-bleeding.

13

[0056]                      The advantages of this embodiment are clear.   The jaws 8, 9 grasp and coagulate tissue in the typical fashion of Laparoscopic electro-surgery of today, while the blade advances, post-coagulation, and dissects the tissue 48.  The coagulated ends of the tissue 48 will resist bleeding from the cut section.

Monopolar Embodiment of the Forceps with Scissors:

[0057]                      The third embodiment shown herein, demonstrates an advanced novelty by combining the mechanisms of cam-operated scissors with monopolar dissectors and graspers.  This embodiment brings important advantages over the previous embodiments by allowing the usage of conventional scissors, with their superior cutting ability, together with the wider opening of the graspers (i.e. allowing the grasping of larger masses of tissue prior to coagulation).  This embodiment is therefore superior over existing ‘Tripolar’ instruments in the range of grasping size and cutting efficiency.  The novelty becomes clear when viewing Figure 8-1, 8-2, and 8-3, showing similar forceps 77, in a monopolar configuration.  Many parts are identical to the elements shown in the previous two embodiments of the forceps 1.  The main differences are listed below.

[0058]                      Jaws 70, 71 house scissor blades 72, 73.  The jaws 70, 71 and the blades 72, 73 pivot on a common pin 76 which is seated within the tip 7.  The jaws 70, 71 each define a jaw slot 67.  The scissor blades 72, 73 are disposed between the jaws 70, 71 and within the jaw slots 67.  Therefore, as the rotary knob 25 is turned to rotate the jaws 70, 71, the scissor blades 72, 73 remain within the jaw slots 67 and therefore rotate with the jaws 70, 71.  The scissor blades 72, 73 are movably retained by a clevis 74 and a pin 75.  The pin 75 extends through a pair of holes 68 defined in the clevis 74 and slots 78, defined in the scissor blades 72, 73, to allow the scissor blades to articulate in a cam fashion.  A wire 69 extends from the clevis 74.  A lever 79 extends from the wire 69, opposite the clevis 74, and is connected to the block element 23 (similar to the previous embodiments).  The wire 69 extends in a sliding fashion through the hollow shaft 13 and holes 33, 32.  The wire 69 is anchored to the lever 79 via the set-screw 18 disposed on the lever 79.

14

[0059]                      The links 11 are connected with the hollow-shaft 13 via pin 12 and are connected with pins 30 to the jaws 70, 71.  The lever 79 is normally pushed proximally by compression a spring (not shown) disposed within the block element 23.  Therefore, in order to achieve ‘cutting’ by the scissor blades 72, 73, the lever 79 is pushed forward to close a gap 66, defined between the lever 79 and the block element 23.   The clevis 74 and the transverse pin 75 slide within the slot 78 defined in the blades 72, 73 to force the blades 72, 73 to pivot about a pin 76 and close.  The pin 76 is shared by the blades 72, 73 and the jaws 70, 71.  Therefore while the blades 72, 73 and the jaws 70, 71 each pivot about the pin 76, the pivotal movement is independent of one another.

[0060]                      It is important to understand that the scissor blades 72, 73, via the wire 69 disposed in the clevis 74, which are normally pulled backward by the compression-spring 20 (not shown), are always retained in the jaws 70, 71, as long as the lever 79 is not pushed forward.  The outward movement of the scissor blades 72, 73 is limited by the closed portion 80 in the proximal-end of the jaws 70, 71.  Further, the blades 72, 73 are forced to close without performing a cut when the handles 2, 3 are squeezed together to force a closure of the jaws 70, 71.  Farther overlapping of the blades 72, 73 is achieved by the forced movement of the transverse-pin 75, held by the clevis 74, via the slots 78, defined within the scissor blades 72, 73.

15

[0061]                      Those familiar with the art will appreciate the adaptability of this embodiment to other monopolar applications, such as single-jaw instruments and curved-jaw instruments, where the curvature of the scissor blades will follow a curved slot within the jaws.

[0062]                      The invention has been described in an illustrative manner, and it is to be understood that the terminology which has been used is intended to be in the nature of words of description rather than of limitation.  Many modifications and variations of the present invention are possible in light of the above teachings, and the invention may be practiced otherwise than as specifically described.

Element List

1 = general forceps assembly
2 = moving handle
3 = stationary handle
4 = handles pivotal pin
5 = main tube
6 = dielectric coating
7 = tip
8 = upper jaw
9 = lower jaw
10 = jaws pivot pin
11 = links (two)
12 = links pivot pin
13 = hollow shaft
14 = blade
15 = blades wire
16 = jaws slots
17 = blade activating lever
18 = blade wire securing set-screw
19 = blade wire dielectric coating
20 = compression spring
21 = moving handle clevis
22 = block pin
23 = connecting block
24 = power plug
25 = rotary knob
26 = rotary knob set-screw
27 = stationary handle cavity
28 = ball-plunger
29 = ball-plunger dielectric coating
30 = links-jaws pins (two)

16

31 = single-lumen extrusion
32 = hollow-shaft cavity
33 = hollow-shaft through-hole
34 = hollow-shaft narrowed-end (where links attach to pin, 12)
35 = hollow-shaft dielectric coating
36 = jaw pivotal-hole
37 = jaw-link pin-hole
38 = blade-wire through-hole in pin 10
39 = blade-wire through-hole in pin 12
40 = hollow-shaft through-hole for pin 12
41 = hollow-shaft narrow distal-end
42 = lever 17 groove
43 = lever 17 limiter set-screw
44 = wire, negative
45 = wire, positive
46 = dielectric insert
47 = hollow conducting insert
48 = blood vessel
49 = block portion
50 = block pin cavity
51 = ball
52 = plug hole
53 = block tube cavity
54 = shaft cavity
55 = block tube
56 = blade wire hole
57 = large tube
58 = small tube
59 = fingers
60 = duct
61 = end portion
62 = first cylinder
63 = second cylinder
64 = tube bore
65 = generator
66 = gap between lever, 18 and block-body, 23
67 = jaw-slots
68 = holes in scissor-clevis
69 = wire
70 = upper jaw
71 = lower jaw
72 = upper scissor blade
73 = lower scissor blade
74 = clevis
75 = transverse pin
76 = common pin
77 = monopolar graspers with scissors
78 = scissor blade-slots
79 = scissor-activating lever
80 = scissor blade-opening limiter

17

ABSTRACT OF THE INVENTION

Forceps, for performing monopolar or bipolar surgery to cut and/or seal tissue, include a moving handle, a stationary handle, a tube extending from the stationary handle, a tip extending from the tube, a pair of jaws extending from the tip, a connecting block extending from the moving handle, and a hollow shaft movably connecting the moving handle to the jaws via the connecting block.  A blade extends from a blade wire and the blade wire extends between the jaws and through the tube, the hollow shaft, and the stationary handle and out through the connecting block.  A blade activation lever extends into the connecting block and is connected to the blade wire for moving the blade relative to the jaws.  A compression spring is disposed between the blade activation lever and the connecting block for providing spring-loaded resistance to the blade activation lever.  A current is sent through the blade wire and/or the hollow shaft for performing the bipolar or the monopolar surgery.

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EXHIBIT D
FORCEPS FOR PERFORMING ENDOSCOPIC OR
ARTHROSCOPIC SURGERY

BACKGROUND OF THE INVENTION

[0001]                      Today's endoscopic and arthroscopic surgical instruments encompass a multitude of different designs.  While all may be designed to serve the same function, for example, each one may be shaped differently to provide the surgeon better access to perform the procedure.  For example, a pair of forceps may include a tube that extends from a pair of handles.  A blade is disposed at an end to the tube for performing the surgery.  The tube, near the blade in one pair of forceps is bent upward to provide the surgeon with the required access in the patient to make a first cut.  However, if the surgeon needs to perform a second cut, on the same patient, but in a different position, the surgeon must get a different pair of forceps where the tube is bent to a different orientation.

[0002]                       Based on the above, it is easy to relate to today's realities of the operating room where a large inventory of specific instruments must be kept in an inventory at a high cost.  Managing and maintaining this inventory is costly and complex.  Lack of flexibility among the instruments are a direct added cost to each surgery, while maintaining the different variety of instruments necessitates trained personnel and sterilization facilities and capabilities.

1

BRIEF DESCRIPTION OF THE DRAWINGS

[0003]                      Other advantages of the present invention will be readily appreciated, as the same becomes better understood by reference to the following detailed description when considered in connection with the accompanying drawings wherein:

[0004]                      Figure 1 is cross-sectional side view of forceps;

[0005]                      Figure 2 is cross-sectional side view of a tip assembly showing a cable in an aft position with a blade inside a tip of the tip assembly in a closed position;

[0006]                      Figure 3 is a cross-sectional side view of the tip assembly showing the cable in a forward position with the blade outside of the tip assembly in an open position;

[0007]                      Figure 4 is a cross-sectional side view of a tube assembly with the blade in the open position;

[0008]                      Figure 5 is a cross-sectional side view of the blade;

[0009]                      Figure 6 is cross-sectional front view of the blade taken along section A-A of Figure 5;

[0010]                      Figure 7 is a bottom view of the blade;

[0011]                      Figure 8 is cross-sectional side view of the tip;

[0012]                      Figure 9 is a bottom view of the tip;

[0013]                      Figure 10 is a side view of the cable;

[0014]                      Figure 11 is a bottom view of the cable;

[0015]                      Figure 12 is a side view of the cable showing a cable retainer assembled to a cable end of the cable;

2

[0016]                      Figure 13 is a bottom view of the cable showing the cable retainer assembled to the cable end of the cable;

[0017]                      Figure 14 is a cross-sectional side view of a body assembly;

[0018]                      Figure 15 is a cross-sectional front view of the body assembly showing a lock engaging an adapter of the tube assembly;

[0019]                      Figure 16 is a cross-sectional front view of the body assembly showing a plunger depressed and the lock disengaged from the adapter of the tube assembly;

[0020]                      Figure 17 is a cross-sectional side view of the plunger;

[0021]                      Figure 18 is a cross-sectional front view of the plunger taken along line A-A of Figure 17;

[0022]                      Figure 19 is a top view of the lock;

[0023]                      Figure 20 is a side view of the lock;

[0024]                      Figure 21 is a cross-sectional view of the lock;

[0025]                      Figure 22 is a bottom view of the lock;

[0026]                      Figure 23 is a top view of the cable retainer;

[0027]                      Figure 24 is a cross-sectional side view of cable retainer;

[0028]                      Figure 25 is an end view of cable retainer;

[0029]                      Figure 26 is a partial cross-sectional side view of an articulation assembly illustrating jaws of a collet in a closed position;

[0030]                      Figure 27 is a partial cross-sectional side view of the articulation assembly illustrating the jaws of the collet in the open position;

3

[0031]                      Figure 28 is a partial cross-sectional top view of the articulation assembly illustrating the jaws of the collet  in the closed position;

[0032]                      Figure 29 is a partial cross-sectional top view of the articulation assembly illustrating the jaws of the collet in the open position;

[0033]                      Figure 30 is a partial cross-sectional side view of the forceps with handles closed and the blade of the tube assembly in the closed position;

[0034]                      Figure 31 is a partial cross-sectional side view of the forceps with the handles open and the blade of the tube assembly in the open position; and

[0035]                      Figure 32 is a partial cross-sectional side view of the forceps with the handles spread to the loading position for removing or inserting the tube assembly into the body assembly.

DETAILED DESCRIPTION OF THE PREFERRED EMBODIMENT

[0036]                      Referring to the Figures, wherein like numerals indicate like parts throughout the several views, forceps are generally shown at 40.  Forceps 40 are used for performing various procedures during endoscopic or laparoscopic types of surgery.  A common type of procedure is cutting.  However, they can be used to perform other types of procedures such as grasping or manipulating, for example.

[0037]                      The forceps 40 include a body-assembly 42, a tube assembly 46, and a pair of opposing handles 48, 50.  The handles 48, 50 include an upper handle 48 and a lower handle 50.  The handles 48, 50 are pivotally connected to the body-assembly 42.  A handle screw 52 attaches each handle to the body-assembly 42 but allows the handles 48, 50 to pivot.  A Teflon washer 54 is interposed between each of the handles 48, 50 and the body-assembly 42 for reducing friction when pivoting each handle 48, 50 with respect to the body-assembly 42.

4

[0038]                      The tube assembly 46, shown in Figure 4, includes a hollow tube 56 extending between an adapter 58 and a tip assembly 60.  The adapter 58 encircles the tube 56 and defines a plurality of locking grooves 62 encircling the adapter 58.  The tube 56 and the adapter 58 each define a hollow interior 59.  A flushing port 66 is formed in and extends from the adapter 58.  The flushing port 66 defines a duct 68 into the hollow interior 59 of the adapter 58 for flushing the tube assembly 46.  A cable 70 is connected to the tip assembly 60 and extends through the tube assembly 46 and out beyond the adapter 58.

[0039]                      The tip assembly 60, shown in Figures 2 and 3, extends from a distal end 72 of the tube 56 for performing the cutting procedures.  The cable 70, shown in Figures 10-13, extends through the tube 56 and interconnects the tip assembly 60 to the handles 48, 50.  The cable 70 is flat, having a thickness T, and extending between a blade-end 74 and a cable-end 76.  The blade-end 74 is disposed in the body 134 proximate the tip assembly 60, as shown in Figure 14.  The cable-end 76 is disposed in the body assembly 42, proximate the handles 48, 50.  The cable 70 tapers to a reduced width W before each of the blade-end 74 and the cable-end 76.  The blade-end 74 extends from the reduced width W and has a generally trapezoidal shape with a front sloping edge 78 and a top-edge 79.   The blade-end 74 defines a shoulder 80, opposite the front sloping edge 78 and adjacent the reduced width W.  The blade-end 74 defines a tip pinhole 82.  The cable-end 76 has a generally rectangular shape that extends from the reduced width W.  The cable-end 76 defines a shear pinhole 84.  A cable retainer 86, for mounting to the cable-end 76, is generally bullet-shaped with a round cross-section, as shown in Figures 23-25.  The cable retainer 86 defines a shear pin hole 84.  A slot 85 is defined in the cable retainer 86 that is at least equal in size to the thickness T of the cable 70.  The cable retainer 86 also defines a shear pinhole 84 that extends through the slot 85.  The thickness T of the cable-end 76 is inserted into the slot 85 and the shear pin holes 84 are aligned along the same axis.  A shear pin 88 is inserted through the shear pin holes 84 to retain the cable retainer 86 onto the cable-end 76.

5

[0040]                      The tip assembly 60 includes a blade 90 and a tip 92.  The blade 90, shown in Figures 5-7, pivots relative to the tip 92 to perform the cutting procedure.  The blade 90 is flat and is generally rectangular in shape.  The blade 90 is bounded by a bottom surface 94, an upper surface 96, a front 98, and a rear 100.  The bottom surface 94 of the blade 90 defines a concave cutting region 102.  The upper surface 96 of the blade 90, opposite the bottom surface 94 and the cutting region 102, is rounded toward a front 98 of the blade 90.  The rounded upper surface 96 and the concave cutting region 102 give the blade 90 the appearance of a “claw”.  The rear 100 of the blade 90 defines a blade cavity 106 that extends into the blade 90.  The blade 90 also defines a tip pin hole 82 and a cable pin hole 83 extending through the blade 90 and the blade cavity 106.  Finally, the blade 90 includes a first blade-stop 107 and a second blade-stop 109 extending between the bottom surface 94 and the upper surface 96.

6

[0041]                      Referring to Figures 8 and 9, a tip 92 includes a shaft 108 that extends between a circular neck 110 and a cutting portion 112.  The shaft 108 has a diameter H.  The neck 110 has an external diameter D which is less than the height H and the diameter H of the shaft 108.  The neck 110 defines a pair of external circumferential grooves 114 that encircle the neck 110.  The neck 110 is engaged when inserted into the distal end 72 of the tube 56 for retaining the tip assembly 60 to the tube 56.  The neck 110 can be attached to the shaft 108 by braising, laser welding, or soldering, for example.  When the shaft 108 is soldered to the shaft 108, a soldering compound is applied to the grooves 114.  Additionally, the neck 110 is removable from the distal end 72 of the tube 56 such that just the tip assembly 60 can be inserted and/or removed from the tube 56.  Additionally, an adhesive can be applied in the grooves 114 prior to inserting the neck 110 into the distal end 72 of the tube 56.  Additionally, the grooves 114 are optional when O-rings are not used.  As yet another alternative, the neck 110 can be press-fit into the distal end 72 of the tube 56.  The cutting portion 112 extends from the shaft 108, opposite the neck 110.  The tip 92 is formed from a circular rod and includes a top surface 116 that slopes forward to the cutting portion 112 to provide the cutting portion 112 with a height HT less than the diameter H of the shaft 108.  The width of the cutting portion 112 is equal to the diameter H of the shaft 108 to provide a smooth exterior to the tip 92 for performing surgical procedures.  The cutting portion 112 and a portion of the shaft 108 define a cutting opening 118 that is generally rectangular in shape.  The neck 110 and shaft 108 define a cable opening 120 that extends into the cutting opening 118 to form a single continuous tip chamber 122.  The cutting opening 118, proximate a front 124 of the tip 92, defines a front curved surface 126.  The cutting opening 118, proximate the neck 110 and the cable opening 120, defines a rear curved surface 128.  A hip 130 is formed on the rear curved surface 128, along the bottom of the tip 92 for providing a stop for the shoulder 80 of the cable 70.

7

[0042]                      The shaft 108, proximate the cutting portion 112, also defines a tip pin hole 82 that extends though the shaft 108 and the hollow interior 59.  The blade-end 74 of the cable 70 is inserted into the hollow interior 59 and the respective cable pin holes 83 and tip pin holes 82 are aligned.  The blade 90 is assembled to the blade-end 74 and a cable pin 132 is inserted through the aligned cable pin holes 83 to pivotally connect the blade 90 to the cable 70.  Likewise, the blade 90 is assembled to the tip 92 by inserting the blade 90 within the hollow interior 59 between the tip pin holes 82 of the tip 92 and a tip pin 133 is inserted through the aligned tip pin holes 82 to pivotally connect the blade 90 to the tip 92.  Because the tip 92 is connected directly to the tube 56, the tip 92 remains stationary.  As the blade-end 74 is moved fore/aft inside the hollow interior 59, by virtue of sliding the cable 70 inside the tube 56, the cable pin hole 83 slides fore/aft relative to the tip pin hole 82, which remains stationary.  Therefore, the movement of the cable pin hole 83, relative to the fixed tip pin hole 82, causes the blade 90 to pivot about the tip pin 133 while moving the cutting member into and out of the hollow interior 59 of the tip 92.  Movement of the cutting member relative to the cutting surface facilitates the cutting procedure.  To limit the amount the blade 90 can enter the hollow interior 59 of the tip 92, when the blade-end 74 of the cable 70 is in an aft position, and the blade 90 closed (i.e., the cutting member is in the hollow interior 59 of the tip 92), the shoulder 80 is stopped by the hip 130.  Therefore, the hip 130 acts as a stop to limit the amount the blade 90 can enter the hollow interior 59 of the tip 92.

8

[0043]                      The body-assembly 42, shown in Figure 14, includes a body 134 and an arm 136 extending from the body 134.  The body-assembly 42 defines a passage 138 extending through the body 134 and the arm 136 along a common axis.  The body 134 defines a chamber 140, which is circular, along the passage 138.  The arm 136 defines a collet-chamber 142, which is also circular, along the passage 138.  The diameter of the collet-chamber 142 is a smaller diameter than the diameter of the chamber 140 and extends to an end-surface 143 on a locking nut 197.  Rests 144 are formed on the outside of the arm 136 for providing a stop for each of the handles 48, 50.  The body-assembly 42 includes an upper surface 96 that defines a threaded hole 146 extending to an opening 148.  The opening 148 extends between the threaded hole 146 and the chamber 140 on a locking axis AA.

[0044]                      A lock 150 is disposed in the opening 148.  The lock 150 includes a base 152 that is sized to fit within the opening 148.  A locking-pin 154, which is round, depends from the base 152 for engaging a corresponding locking groove 62 on the tube assembly 46.  A locking ramp 156 that slopes from a top 158 of the base 152 toward the locking-pin 154 is formed on opposite sides of the base 152.  The body 134 also defines a locking hole 160 that is perpendicular to and intersects the opening 148.  A spring cap 162 is threadedly engaged with the threaded hole 146.  The spring cap 162 compresses and retains a spring 164 between the spring cap 162 and the lock 150 to bias the lock 150 toward the chamber 140.

[0045]                      A release plunger 166, shown in Figures 15-18, includes a plunger-shaft 168 and a head 170 and an end 172.  The plunger-shaft 168 is disposed in the locking hole 160 along a plunger axis BB.  The plunger-shaft 168 defines a plunger ramp 174, formed in the plunger-shaft 168, adjacent the end 172.  When the plunger 166 is disposed in the locking hole 160, the plunger ramp 174 opposes the locking ramp 156 and the locking ramp 156 imparts a force on the plunger ramp 174 along the locking axis AA.

9

[0046]                      When the plunger 166 is pushed along the plunger axis BB, toward the body 134, the plunger ramp 174 moves along the locking ramp 156 and pushes the lock 150 upward and away from the plunger 166, along the locking axis AA.  When this happens, the locking-pin 154 disengages the locking groove 62 of the tube assembly 46.  When the locking-pin 154 is disengaged from the locking groove 62, the tube assembly 46 is free to be rotated within the chamber 140 of the body 134 and align a different locking groove 62 with the locking-pin 154.  The tip assembly 60 rotates with the entire tube assembly 46 by virtue of the fixed connection between the tip assembly 60 and the tube 56 of the tube assembly 46.  Therefore, if a different radial orientation of the tip assembly 60 is desired, relative to the body assembly 42 and handles 48, 50, the tube assembly 46 is rotated and locked into the preferred orientation via the locking-pin 154.  When the plunger 166 is released, the force imparted to the lock 150 from the locking spring 164 causes the locking-pin 154 to automatically engage the locking groove 62.

[0047]                      An articulation assembly 175 includes a collet 176 and a stem 178.  The collet 176 includes a collet-housing 180 and jaws 181 extending from the collet-housing 180.  The collet-housing 180 is generally circular and defines a stem opening 182 for receiving a portion of the stem 178.  The stem opening 182 extends through the collet-housing 180 and into the jaws.  The jaws 181 include four fingers 184 that extend from the collet-housing 180 to a cable end retainer 86 at each end thereof.  Each cable end retainer 86 extends outward and away from each finger 184 along a slope 188.  In a “relaxed” position, the fingers 184 and their corresponding cable end retainer 86 diverge from the collet-housing 180, as shown in Figures 27 and 29.  When the fingers 184 and their corresponding cable end retainer 86 are disposed inside of the collet-chamber 142, the fingers 184 and cable end retainer 86 are “restricted” by the collet-chamber 142 such that they extend from the collet-housing 180 in a generally parallel relationship 130, as shown in Figures 26 and 28.  When a tube assembly 46 is inserted into the body 134 and the fingers 184 and cable end retainer 86 are inside of the collet-chamber 142, the cable end retainer 86 engage and retain the cable-end 76.  The stem 178 includes a stem shaft 190 and a pair of stem arms 192, extending from the stem 178 in a spaced and parallel relationship.  The stem arms 192 each define a stem hole 194, aligned along the same axis.

10

[0048]                      When the articulation assembly 175 is disposed in the collet-chamber 142, a resistance-spring 195 surrounds the stem shaft 190, inside of the collet chamber 142.  The resistance-spring 195 is positioned between the collet-housing 180 and the end-surface 143.  Accordingly, as the articulation assembly 175 is pulled rearward in the collet-chamber 142, the resistance-spring 195 is compressed between the collet-housing 180 and the end-surface 143.  When the articulation assembly 175 is released, the resistance-spring 195 forces the articulation assembly 175 to slide forward in the collet-chamber 142.

[0049]                      A top link 196 and a bottom link 198 are used to interconnect the stem 178 and the upper and the lower handles 48, 50.  Each link defines a link hole 204 and a stem hole 194 at opposite ends thereof.  Each handle 48, 50 defines a link hole 204.  The top and the bottom links 198 are inserted between the arms of the stem 178 and the stem holes 194 of the top and the bottom links 198 are aligned with the stem holes 194 of the stem arms 192.  A stem screw 208 is inserted through all of the stem holes 194 to retain the links 196, 198 to the stem arms 192, while allowing the links 196, 198 to pivot with respect to the handles 48, 50.  The link hole 204 of the top link 196 is aligned with the link hole 204 of the upper handle 48.  A link screw 200 is inserted through the link holes 204, while allowing the top link 196 to pivot with respect to the upper handle 48.  The link hole 204 of the bottom link 198 is aligned with the link hole 204 of the lower handle 50.  A link screw 200 is inserted through the link holes 204 while allowing the bottom link 198 to pivot with respect to the lower handle 50.

11

[0050]                      Loading and unloading a tube assembly 46 into the body-assembly 42 is facilitated by spreading the upper and lower handles 48, 50 far apart, i.e., pulled apart from one another, such that the links 196, 198 cause the stem 178 to push the fingers 184 and cable end retainer 86 all the way into the body chamber 140, as shown in Figure 32.  When the fingers 184 and the cable end retainer 86 of the collet 176 enter the body chamber 140, the fingers 184 and cable end retainer 86 are no longer restricted by the collet-chamber 142 and no longer engage the cable-end 76, if a tube assembly 46 is already loaded into the body-assembly 42.  If the plunger 166 is also depressed and the locking-pin 154 is no longer engaging the locking groove 62, the tube assembly 46 may be removed from the body assembly 42.

[0051]                      As the upper and the lower handles 48, 50 are closed, i.e., pulled toward one another, the links 196, 198 cause the stem 178 to pull the fingers 184 and the cable end retainer 86 into the collet-chamber 142.  The slope 188 on each of the cable end retainer 86 rides along an edge 206 located between the chamber 140 of the body and the collet-chamber 142.  Because the diameter of the collet-chamber 142 is smaller than the diameter of the chamber 140 of the body 134, the slope 188 and the edge 206 cooperate to close the fingers 184 and the cable end retainer 86.  As the cable end retainer 86 close, they grasp the cable-end 76 if a tube assembly 46 is inserted into the body assembly 42.

12

[0052]                      Similarly, movement of the handles 48, 50 relative to one another moves the blade 90 relative to the tip 92 in the tip assembly 60.  However, the handles 48, 50 are not spread as far apart as when loading and unloading a tube assembly 46 from the body-assembly 42.  Therefore, when the handles 48, 50 are moved apart, as shown in Figure 31, the links 196, 198 cause the stem 178 to push the fingers 184 forward in the collet-chamber 142 which, in turn, pushes the cable 70 forward through the tube 56.  As the cable 70 moves forward in the tube 56, the cable-end 76 and the blade 90, at the cable pin holes 83, slide forward in the tip assembly 60.  However, because the blade 90 remains only pivotally connected to the tip 92 via the tip pinhole 82, the blade 90 rotates out of the hollow interior 59 of the tip 92.  Likewise, as the handles 48, 50 are moved together, as shown in Figure 30, the links 196, 198 cause the stem 178 to pull the fingers 184 rearward in the tube 56.  As the cable 70 moves rearward in the tube 56, the cable-end 76 and the blade 90, at the cable pinhole 83, slide rearward in the tip assembly 60.  Accordingly, the blade 90 rotates into the hollow interior 59 of the tip 92 by pivoting about the tip pin 133.

[0053]                      There are three stops within the forceps 40 which operate to limit the rotation of the blade 90 with respect to the tip 92.  First, as the handles 48, 50 are closed, stops on the body-assembly 42 limit the travel of the handles 48, 50 which limits the amount the blade 90 can enter the tip 92 of the tip assembly 60.  Second, the hip 130 on the rear curved surface 128 of the tip 92 provides a stop for the shoulder 80 of the cable 70 to limit the travel of the blade 90 and prevent the cutting region 102 of the blade 90 from extending through the tip 92.  Third, the top-edge 79 of the cable 90 cooperates with the second blade-stop 109 to limit the travel of the blade 90 and limit the angle CC the blade 90 opens with respect to the tip 92.  The desired angle CC of the blade 90 with respect to the tip 92 is usually no greater than 50 to 60 degrees, as shown in Figure 3.

13

[0054]                      The shear pin 88 that retains the cable-end 76 to the cable retainer 86 has a lower shear force than the tip pin 133 and the cable pin 132.  This means that if too great of force is exerted on the entire tube assembly 46 by virtue of moving the handles 48, 50, the shear pin 88 will break and the tip pin 133 and the cable pin 132 will not.  This is important because the shear pin 88 is inside of the chamber 140 of the body and will not result in any loose parts accidentally entering the patient during the surgical procedure should the shear pin 88 break.

[0055]                      Obviously, many modifications and variations of the present invention are possible in light of the above teachings.  In addition, the reference numerals in the claims are merely for convenience and are not to be read in any way as limiting.

14

FORCEPS FOR PERFORMING ENDOSCOPIC OR ARTHROSCOPIC SURGERY

ABSTRACT OF THE DISCLOSURE

Forceps for performing endoscopic or arthroscopic surgery include a body-assembly, a tube assembly, and a pair of handles that pivot with respect to the body.  The tube assembly is removably attached to the body assembly.  The tube assembly includes a hollow tube and a removable tip assembly.  The tip assembly includes a blade for performing the surgery.  The tip assembly and the blade are connected to the body and the handles by a cable.  As the handles pivot, the cable slides within the tube to move the blade.  When a different tube assembly or tip assembly are desired, either one is removed and replaces by a new tube assembly or tip assembly respectively.

40
60
46
64
42
52,54
204,200
194
202, 208
48
198
56
204,200
52,54

FIG-1

70
W
110
114
108
130
80
74
79
109
82
90
83
78
107
102
92
60
118
112

FIG-2

BEST AVAILABLE COPY

60
78
90
82
108
110
76
W
CC
102
112
118
92
72
83
80
130
114

FIG-3

46
56
66
68
58
86
60
82,133
112
83,132
70
64
62
76
84,88

FIG-4

90
A
96
82
109
100
102
A
94
83
107

FIG-5

90
96
A-A
102
94

FIG-6

82
83
90
106
96
107
109

FIG-7

92
116
112
112
HT
124
126
122
118
122
82
83
H
108
120
128
130
122
120
110
114

FIG-8

92
124
12
122
118
122
82
83
H
108
120
122
130
110
114
D

FIG-9

70
79
78
83
74
80
W
84
W
76

FIG-10

70
78
83
74
84
T
76

FIG-11

70
79
78
83
74
80
W
76
86
W
84

FIG-12

70
78
74
83
86
76
84

FIG-13

42
134
162
88
66
164
146
148
68
150
152
204
58
184
144
142
190
206
176
181
54
59
154
140
138
134
184
186
180
206
144
136
195
143
197
178
192
194
204

FIG-14

BB
162
164
166
156
146
150
AA
174
172
170
168
154
160
138
134
204

FIG-15

BB
162
164
166
156
150
146
174
AA
172
170
168
154
160
138
134
204

FIG-16

166
174
A
170
172
168
A

FIG-17

170
166
174
174
168

A-A

FIG-18

150
156
158
156
FIG-19

150
158
152
156
154
FIG-20

150
158
152
154
FIG-21

150
154
FIG-22

86
83
85
83
FIG-23

86
83
FIG-24

86
85
83
83
FIG-25

175
184
188
176
178
181
180
182
186
184
188
190
192
194

FIG-26

175
184
188
176
178
181
180
182
184
188
190
192
194

FIG-27

175
184
188
176
178
192
194
181
184
188
186
180
182
190
192
194

FIG-28

175
184
188
186
176
178
192
194
181
184
188
186
180
182
190
192
194

FIG-29

40
46
60
90
92
74
56
70
66
42
150
162
52,54
136
200,204
144
196
48
154
134
62
76
144
200,204
198
194,208
50
52,54

FIG-30

40
42
60
90
46
56
66
150
162
52,54
136
144
200,204
196
48
92
74
70
154
62
134
76
144
52,54
200,204
194,208
198
50

FIG-31

40
42
162
52,54
200,204
48
150
154
196
60
90
46
56
66
194,208
92
74
70
62
134
198
52,54
76
200,204
50

FIG-32